UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934 (Amendment No.           )

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First Foundation Inc.
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On May 15, 2023, First Foundation Inc. (the “Company”) launched a website in connection with the Company's 2023 Annual Meeting of Stockholders. The Company included a copy of the website in a Schedule 14A the Company filed with the Securities and Exchange Commission on May 15, 2023.  The Company has since determined that such copy was not sufficiently legible.  An updated copy of the materials reflected on the website can be found below.

The Truth About Driver’s Careless Campaign Against First Foundation Driver Management, led by its self-serving Founder Abbott Cooper, who has a history of attacking community banks, oftentimes without merit (see: Bullies of Banking – Public Citizen), has been running an opportunistic and misguided campaign for several months to install Allison Ball – an unqualified podcaster with a lack of experience in banking or other highly-regulated businesses – on the First Foundation Inc. Board of Directors. Not only has this campaign been a costly, harmful e!ort to First Foundation and its stockholders, not dissimilar to his past campaigns against National Bankshares, AmeriServ Financial Inc, and First United Corp, but Driver’s campaign against First Foundation has also been rife with omissions, errors and faulty assumptions that demonstrate a recklessness that should concern all stockholders. Given today’s challenging industry environment, we remain committed to serving our clients and executing against our business strategy, despite Driver’s demonstrated intention to distract us from that mission. Our Position First Foundation has a highly qualified board that has made and is continuing to make the right decisions for our organization amid the broader unprecedented developments in the banking industry. First Foundation believes Ms. Ball fundamentally lacks the experience, qualifications, and decorum required of a director of a publicly traded financial services company. Specifically, we are concerned about Ms. Ball’s: If elected, Ms. Ball would replace one of our highly-qualified board members, all of which have vast experience with First Foundation, our industry, and the current operating environment. Her potential election stands to hinder further progress on our strategy as we are focused on navigating this di"cult moment for regional banks and maintaining our status as a partner of choice for clients. We strongly urge all stockholders to reject the nomination of Ms. Ball to the board at First Foundation. lack of experience leading a highly regulated business; lack of executive or board of directors’ experience in any relevant industry; lack of the skill, business acumen, and respect for rules and regulations required to govern a financial institution as complex as First Foundation; and exhibited penchant for making inflammatory, insulting, or degrading comments that would reflect negatively on First Foundation, our clients, and potential business partners. News & Media Read about how we have pushed back against Driver’s baseless and inaccurate allegations and statements in the media, its SEC filings, and letters to management. PRESS RELEASES First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders 05/15/2023 MEDIA COVERAGE First Foundation Has Board Deal With Driver, Ending Court Fight 04/28/2023 MEDIA COVERAGE First Foundation Reaches Deal With Activist 04/28/2023 PRESS RELEASES First Foundation Announces Litigation Settlement with Driver Management 04/28/2023 ALL NEWS & INSIGHTS Meet the Board Meet First Foundation’s Established Board Of Directors. Learn More Background on Driver Management and its Director Nominee Read about Driver Management’s Attempts at Showboating Activism and Allison Ball’s Missteps Learn More ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Disclaimer In addition to historical information, this website contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are those that predict or describe future events or trends or that do not relate solely to historical matters. However, our actual results and financial performance in the future will be affected by known and currently unknown risks, uncertainties and other factors that may cause our actual results or financial performance in the future to differ materially from the results or financial performance that may be expressed, predicted or implied by such forward-looking statements. Such risks, uncertainties and other factors include, among others, those set forth in Item 1A Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2022 and risk factors identified in our subsequent Quarterly Reports on Form 10-Q and readers of this website are urged to read the cautionary statements contained in that section of that report. In some cases, you can identify forward-looking statements by words like “may,” “will,” “should,” “could,” “believes,” “intends,” “expects,” “anticipates,” “plans,” “estimates,” “predicts,” “potential,” “project” and “continue” and similar expressions. Readers of this website are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the respective dates on which such statements were made and which are subject to risks, uncertainties and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. First Foundation Inc. expressly disclaims any intent or any obligation to release publicly any revisions or updates to any of the forward-looking statements contained on this website to reflect events or circumstances after the date of publication or the occurrence of currently unanticipated events or developments or to conform such forward-looking statements to actual results or to changes in its opinions or expectations, except as may be required by applicable law. I Agree

The Truth About Driver’s Careless Campaign Against First Foundation Driver Management, led by its self-serving Founder Abbott Cooper, who has a history of attacking community banks, oftentimes without merit (see: Bullies of Banking – Public Citizen), has been running an opportunistic and misguided campaign for several months to install Allison Ball – an unqualified podcaster with a lack of experience in banking or other highly-regulated businesses – on the First Foundation Inc. Board of Directors. Not only has this campaign been a costly, harmful e!ort to First Foundation and its stockholders, not dissimilar to his past campaigns against National Bankshares, AmeriServ Financial Inc, and First United Corp, but Driver’s campaign against First Foundation has also been rife with omissions, errors and faulty assumptions that demonstrate a recklessness that should concern all stockholders. Given today’s challenging industry environment, we remain committed to serving our clients and executing against our business strategy, despite Driver’s demonstrated intention to distract us from that mission. Our Position First Foundation has a highly qualified board that has made and is continuing to make the right decisions for our organization amid the broader unprecedented developments in the banking industry. First Foundation believes Ms. Ball fundamentally lacks the experience, qualifications, and decorum required of a director of a publicly traded financial services company. Specifically, we are concerned about Ms. Ball’s: If elected, Ms. Ball would replace one of our highly-qualified board members, all of which have vast experience with First Foundation, our industry, and the current operating environment. Her potential election stands to hinder further progress on our strategy as we are focused on navigating this di"cult moment for regional banks and maintaining our status as a partner of choice for clients. We strongly urge all stockholders to reject the nomination of Ms. Ball to the board at First Foundation. lack of experience leading a highly regulated business; lack of executive or board of directors’ experience in any relevant industry; lack of the skill, business acumen, and respect for rules and regulations required to govern a financial institution as complex as First Foundation; and exhibited penchant for making inflammatory, insulting, or degrading comments that would reflect negatively on First Foundation, our clients, and potential business partners. News & Media Read about how we have pushed back against Driver’s baseless and inaccurate allegations and statements in the media, its SEC filings, and letters to management. PRESS RELEASES First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders 05/15/2023 MEDIA COVERAGE First Foundation Has Board Deal With Driver, Ending Court Fight 04/28/2023 MEDIA COVERAGE First Foundation Reaches Deal With Activist 04/28/2023 PRESS RELEASES First Foundation Announces Litigation Settlement with Driver Management 04/28/2023 ALL NEWS & INSIGHTS Meet the Board Meet First Foundation’s Established Board Of Directors. Learn More Background on Driver Management and its Director Nominee Read about Driver Management’s Attempts at Showboating Activism and Allison Ball’s Missteps Learn More ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Disclaimer In addition to historical information, this website contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are those that predict or describe future events or trends or that do not relate solely to historical matters. However, our actual results and financial performance in the future will be affected by known and currently unknown risks, uncertainties and other factors that may cause our actual results or financial performance in the future to differ materially from the results or financial performance that may be expressed, predicted or implied by such forward-looking statements. Such risks, uncertainties and other factors include, among others, those set forth in Item 1A Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2022 and risk factors identified in our subsequent Quarterly Reports on Form 10-Q and readers of this website are urged to read the cautionary statements contained in that section of that report. In some cases, you can identify forward-looking statements by words like “may,” “will,” “should,” “could,” “believes,” “intends,” “expects,” “anticipates,” “plans,” “estimates,” “predicts,” “potential,” “project” and “continue” and similar expressions. Readers of this website are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the respective dates on which such statements were made and which are subject to risks, uncertainties and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. First Foundation Inc. expressly disclaims any intent or any obligation to release publicly any revisions or updates to any of the forward-looking statements contained on this website to reflect events or circumstances after the date of publication or the occurrence of currently unanticipated events or developments or to conform such forward-looking statements to actual results or to changes in its opinions or expectations, except as may be required by applicable law. I Agree

The Truth About Driver’s Careless Campaign Against First Foundation Driver Management, led by its self-serving Founder Abbott Cooper, who has a history of attacking community banks, oftentimes without merit (see: Bullies of Banking – Public Citizen), has been running an opportunistic and misguided campaign for several months to install Allison Ball – an unqualified podcaster with a lack of experience in banking or other highly-regulated businesses – on the First Foundation Inc. Board of Directors. Not only has this campaign been a costly, harmful e!ort to First Foundation and its stockholders, not dissimilar to his past campaigns against National Bankshares, AmeriServ Financial Inc, and First United Corp, but Driver’s campaign against First Foundation has also been rife with omissions, errors and faulty assumptions that demonstrate a recklessness that should concern all stockholders. Given today’s challenging industry environment, we remain committed to serving our clients and executing against our business strategy, despite Driver’s demonstrated intention to distract us from that mission. Our Position First Foundation has a highly qualified board that has made and is continuing to make the right decisions for our organization amid the broader unprecedented developments in the banking industry. First Foundation believes Ms. Ball fundamentally lacks the experience, qualifications, and decorum required of a director of a publicly traded financial services company. Specifically, we are concerned about Ms. Ball’s: If elected, Ms. Ball would replace one of our highly-qualified board members, all of which have vast experience with First Foundation, our industry, and the current operating environment. Her potential election stands to hinder further progress on our strategy as we are focused on navigating this di"cult moment for regional banks and maintaining our status as a partner of choice for clients. We strongly urge all stockholders to reject the nomination of Ms. Ball to the board at First Foundation. lack of experience leading a highly regulated business; lack of executive or board of directors’ experience in any relevant industry; lack of the skill, business acumen, and respect for rules and regulations required to govern a financial institution as complex as First Foundation; and exhibited penchant for making inflammatory, insulting, or degrading comments that would reflect negatively on First Foundation, our clients, and potential business partners. News & Media Read about how we have pushed back against Driver’s baseless and inaccurate allegations and statements in the media, its SEC filings, and letters to management. PRESS RELEASES First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders 05/15/2023 MEDIA COVERAGE First Foundation Has Board Deal With Driver, Ending Court Fight 04/28/2023 MEDIA COVERAGE First Foundation Reaches Deal With Activist 04/28/2023 PRESS RELEASES First Foundation Announces Litigation Settlement with Driver Management 04/28/2023 ALL NEWS & INSIGHTS Meet the Board Meet First Foundation’s Established Board Of Directors. Learn More Background on Driver Management and its Director Nominee Read about Driver Management’s Attempts at Showboating Activism and Allison Ball’s Missteps Learn More ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " The Truth About Driver’s Careless Campaign Against First Foundation Driver Management, led by its self-serving Founder Abbott Cooper, who has a history of attacking community banks, oftentimes without merit (see: Bullies of Banking – Public Citizen), has been running an opportunistic and misguided campaign for several months to install Allison Ball – an unqualified podcaster with a lack of experience in banking or other highly-regulated businesses – on the First Foundation Inc. Board of Directors. Not only has this campaign been a costly, harmful e!ort to First Foundation and its stockholders, not dissimilar to his past campaigns against National Bankshares, AmeriServ Financial Inc, and First United Corp, but Driver’s campaign against First Foundation has also been rife with omissions, errors and faulty assumptions that demonstrate a recklessness that should concern all stockholders. Given today’s challenging industry environment, we remain committed to serving our clients and executing against our business strategy, despite Driver’s demonstrated intention to distract us from that mission. Our Position First Foundation has a highly qualified board that has made and is continuing to make the right decisions for our organization amid the broader unprecedented developments in the banking industry. First Foundation believes Ms. Ball fundamentally lacks the experience, qualifications, and decorum required of a director of a publicly traded financial services company. Specifically, we are concerned about Ms. Ball’s: If elected, Ms. Ball would replace one of our highly-qualified board members, all of which have vast experience with First Foundation, our industry, and the current operating environment. Her potential election stands to hinder further progress on our strategy as we are focused on navigating this di"cult moment for regional banks and maintaining our status as a partner of choice for clients. We strongly urge all stockholders to reject the nomination of Ms. Ball to the board at First Foundation. lack of experience leading a highly regulated business; lack of executive or board of directors’ experience in any relevant industry; lack of the skill, business acumen, and respect for rules and regulations required to govern a financial institution as complex as First Foundation; and exhibited penchant for making inflammatory, insulting, or degrading comments that would reflect negatively on First Foundation, our clients, and potential business partners. News & Media Read about how we have pushed back against Driver’s baseless and inaccurate allegations and statements in the media, its SEC filings, and letters to management. PRESS RELEASES First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders 05/15/2023 MEDIA COVERAGE First Foundation Has Board Deal With Driver, Ending Court Fight 04/28/2023 MEDIA COVERAGE First Foundation Reaches Deal With Activist 04/28/2023 PRESS RELEASES First Foundation Announces Litigation Settlement with Driver Management 04/28/2023 ALL NEWS & INSIGHTS Meet the Board Meet First Foundation’s Established Board Of Directors. Learn More Background on Driver Management and its Director Nominee Read about Driver Management’s Attempts at Showboating Activism and Allison Ball’s Missteps Learn More ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

The Truth About Driver’s Careless Campaign Against First Foundation Driver Management, led by its self-serving Founder Abbott Cooper, who has a history of attacking community banks, oftentimes without merit (see: Bullies of Banking – Public Citizen), has been running an opportunistic and misguided campaign for several months to install Allison Ball – an unqualified podcaster with a lack of experience in banking or other highly-regulated businesses – on the First Foundation Inc. Board of Directors. Not only has this campaign been a costly, harmful e!ort to First Foundation and its stockholders, not dissimilar to his past campaigns against National Bankshares, AmeriServ Financial Inc, and First United Corp, but Driver’s campaign against First Foundation has also been rife with omissions, errors and faulty assumptions that demonstrate a recklessness that should concern all stockholders. Given today’s challenging industry environment, we remain committed to serving our clients and executing against our business strategy, despite Driver’s demonstrated intention to distract us from that mission. Our Position First Foundation has a highly qualified board that has made and is continuing to make the right decisions for our organization amid the broader unprecedented developments in the banking industry. First Foundation believes Ms. Ball fundamentally lacks the experience, qualifications, and decorum required of a director of a publicly traded financial services company. Specifically, we are concerned about Ms. Ball’s: If elected, Ms. Ball would replace one of our highly-qualified board members, all of which have vast experience with First Foundation, our industry, and the current operating environment. Her potential election stands to hinder further progress on our strategy as we are focused on navigating this di"cult moment for regional banks and maintaining our status as a partner of choice for clients. We strongly urge all stockholders to reject the nomination of Ms. Ball to the board at First Foundation. lack of experience leading a highly regulated business; lack of executive or board of directors’ experience in any relevant industry; lack of the skill, business acumen, and respect for rules and regulations required to govern a financial institution as complex as First Foundation; and exhibited penchant for making inflammatory, insulting, or degrading comments that would reflect negatively on First Foundation, our clients, and potential business partners. News & Media Read about how we have pushed back against Driver’s baseless and inaccurate allegations and statements in the media, its SEC filings, and letters to management. PRESS RELEASES First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders 05/15/2023 MEDIA COVERAGE First Foundation Has Board Deal With Driver, Ending Court Fight 04/28/2023 MEDIA COVERAGE First Foundation Reaches Deal With Activist 04/28/2023 PRESS RELEASES First Foundation Announces Litigation Settlement with Driver Management 04/28/2023 ALL NEWS & INSIGHTS Meet the Board Meet First Foundation’s Established Board Of Directors. Learn More Background on Driver Management and its Director Nominee Read about Driver Management’s Attempts at Showboating Activism and Allison Ball’s Missteps Learn More ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " The Truth About Driver’s Careless Campaign Against First Foundation Driver Management, led by its self-serving Founder Abbott Cooper, who has a history of attacking community banks, oftentimes without merit (see: Bullies of Banking – Public Citizen), has been running an opportunistic and misguided campaign for several months to install Allison Ball – an unqualified podcaster with a lack of experience in banking or other highly-regulated businesses – on the First Foundation Inc. Board of Directors. Not only has this campaign been a costly, harmful e!ort to First Foundation and its stockholders, not dissimilar to his past campaigns against National Bankshares, AmeriServ Financial Inc, and First United Corp, but Driver’s campaign against First Foundation has also been rife with omissions, errors and faulty assumptions that demonstrate a recklessness that should concern all stockholders. Given today’s challenging industry environment, we remain committed to serving our clients and executing against our business strategy, despite Driver’s demonstrated intention to distract us from that mission. Our Position First Foundation has a highly qualified board that has made and is continuing to make the right decisions for our organization amid the broader unprecedented developments in the banking industry. First Foundation believes Ms. Ball fundamentally lacks the experience, qualifications, and decorum required of a director of a publicly traded financial services company. Specifically, we are concerned about Ms. Ball’s: If elected, Ms. Ball would replace one of our highly-qualified board members, all of which have vast experience with First Foundation, our industry, and the current operating environment. Her potential election stands to hinder further progress on our strategy as we are focused on navigating this di"cult moment for regional banks and maintaining our status as a partner of choice for clients. We strongly urge all stockholders to reject the nomination of Ms. Ball to the board at First Foundation. lack of experience leading a highly regulated business; lack of executive or board of directors’ experience in any relevant industry; lack of the skill, business acumen, and respect for rules and regulations required to govern a financial institution as complex as First Foundation; and exhibited penchant for making inflammatory, insulting, or degrading comments that would reflect negatively on First Foundation, our clients, and potential business partners. News & Media Read about how we have pushed back against Driver’s baseless and inaccurate allegations and statements in the media, its SEC filings, and letters to management. PRESS RELEASES First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders 05/15/2023 MEDIA COVERAGE First Foundation Has Board Deal With Driver, Ending Court Fight 04/28/2023 MEDIA COVERAGE First Foundation Reaches Deal With Activist 04/28/2023 PRESS RELEASES First Foundation Announces Litigation Settlement with Driver Management 04/28/2023 ALL NEWS & INSIGHTS Meet the Board Meet First Foundation’s Established Board Of Directors. Learn More Background on Driver Management and its Director Nominee Read about Driver Management’s Attempts at Showboating Activism and Allison Ball’s Missteps Learn More ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

Timeline of Key Truths: In light of Driver’s incessant efforts to attack First Foundation, we feel it is important that our stockholders have the facts. In December 2022, Driver notified First Foundation that it had purportedly nominated two directors, Allison Ball and Lila Flores, for election to the Company’s Board of Directors at our 2023 annual meeting. Driver never attempted to engage with the Company prior to filing the nomination notice, clearly showing he was seeking a fight, and not with the aim of improving First Foundation. December 30, 2022 In January 2023, following its nomination, Driver requested a meeting with First Foundation ahead of our 4Q22 earnings call. Consistent with SEC quiet period guidance, we proposed meeting after our earnings announcement at the end of January. Driver refused to engage in constructive discussions. When given the opportunity to speak with management on January 31, his only interest was in discussing if we planned to settle – clearly indicating he had no intention to improve stockholder value and was focused on his own personal interests. January 17, 2023 Meanwhile, as part of his self-serving campaign, Driver took to Twitter and media outlets to share inaccurate comments about his interactions with us to date. For example, on January 24, 2023, Driver tweeted a news article that he sourced about the nominations of Ms. Ball and Ms. Flores, and on February 2, 2023 Driver tweeted “#shenanigans.” These tweets have since been deleted/removed from his account. January 24, 2023 After more than one month of trying to engage in good faith discussions with Driver, in February of 2023, we published a press release to state the facts about Driver’s misrepresentations about our business and provide the truth about our ongoing communications to date. February 2, 2023 In that same press release in February of 2023, First Foundation continued to make it known that, in line with our established corporate governance practices, we were open to interviewing Driver’s purported nominees to gain a better perspective about their potential contributions to the Board. Driver refused our interview requests. February 2, 2023 As part of our diligence and e!orts to confirm the background and expertise of Driver’s original nominees, we discovered two major omissions in Driver’s nomination materials despite our nomination questionnaire requesting such disclosure: 1. Ms. Ball’s service as the Chief Product O"cer of Grata, an online recognition platform; and 2. Ms. Ball and Ms. Flores’ joint business, Hell or High Ranch Water LLC, and its ownership of a podcast series titled, “Hell or High Ranch Water,” in which Ms. Ball and Ms. Flores made comments that do not meet the necessary level of decorum for a nominated board member in any industry let alone the highly regulated industries in which First Foundation operates in. It is clear that prior to this business venture, Ms. Ball and Ms. Flores were friends, potentially compromising the integrity of the Board. Click here to view Ms. Ball’s damaging comments made on the podcast. February, 2023 Following our discovery of the podcast, Ms. Flores withdrew her candidacy in February 2023. We cited the above omissions as grounds that Driver’s nomination notice was invalid. February 22, 2023 On March 7, 2023, Driver filed a lawsuit against the Company and the Board seeking, among other things, a declaration that Driver’s March 7, 2023 Nomination Notice was valid. On April 25, 2023, First Foundation and Driver entered into a settlement agreement to which we agreed to recognize Ms. Ball’s nomination as a candidate for election to the Board at our Annual Meeting. April 25, 2023 On April 26, 2023, we announced the nomination of Gabriel Vazquez as a newly appointed independent director. Mr. Vazquez brings exceptional legal, financial, and operating acumen to our Board and will stand for election during the Company’s 2023 annual meeting. April 26, 2023 On April 27, 2023, we announced 1Q23 results that rea"rmed our core business strategy and demonstrated how we remain resilient, well capitalized, and able to generate strong, sustainable results despite recent industry challenges. April 27, 2023 On May [15], 2023, we filed our definitive proxy statement with the SEC. May 15, 2023 The undisclosed executive role of Ms. Ball at Grata – which she held under her prior married name, “Swope” – and failure to disclose the existence of a joint business entity with Ms. Flores suggests a pattern by Driver to omit critical information in its nomination materials. In the Company’s estimation, the shortcomings in Driver’s documents, whether they were mistakes, omissions, or something more nefarious, demonstrate Driver’s recklessness that all stockholders should find concerning. First Foundation remains committed not to waste more stockholder resources on this ill-conceived nomination and urges Driver to withdraw Ms. Ball’s nomination immediately. Click here for a more detailed account of our communications with Driver. Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 ! ! ! ! ! ! ! ! ! ! ! ! Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media # Timeline of Key Truths: In light of Driver’s incessant efforts to attack First Foundation, we feel it is important that our stockholders have the facts. In December 2022, Driver notified First Foundation that it had purportedly nominated two directors, Allison Ball and Lila Flores, for election to the Company’s Board of Directors at our 2023 annual meeting. Driver never attempted to engage with the Company prior to filing the nomination notice, clearly showing he was seeking a fight, and not with the aim of improving First Foundation. December 30, 2022 In January 2023, following its nomination, Driver requested a meeting with First Foundation ahead of our 4Q22 earnings call. Consistent with SEC quiet period guidance, we proposed meeting after our earnings announcement at the end of January. Driver refused to engage in constructive discussions. When given the opportunity to speak with management on January 31, his only interest was in discussing if we planned to settle – clearly indicating he had no intention to improve stockholder value and was focused on his own personal interests. January 17, 2023 Meanwhile, as part of his self-serving campaign, Driver took to Twitter and media outlets to share inaccurate comments about his interactions with us to date. For example, on January 24, 2023, Driver tweeted a news article that he sourced about the nominations of Ms. Ball and Ms. Flores, and on February 2, 2023 Driver tweeted “#shenanigans.” These tweets have since been deleted/removed from his account. January 24, 2023 After more than one month of trying to engage in good faith discussions with Driver, in February of 2023, we published a press release to state the facts about Driver’s misrepresentations about our business and provide the truth about our ongoing communications to date. February 2, 2023 In that same press release in February of 2023, First Foundation continued to make it known that, in line with our established corporate governance practices, we were open to interviewing Driver’s purported nominees to gain a better perspective about their potential contributions to the Board. Driver refused our interview requests. February 2, 2023 As part of our diligence and e!orts to confirm the background and expertise of Driver’s original nominees, we discovered two major omissions in Driver’s nomination materials despite our nomination questionnaire requesting such disclosure: 1. Ms. Ball’s service as the Chief Product O"cer of Grata, an online recognition platform; and 2. Ms. Ball and Ms. Flores’ joint business, Hell or High Ranch Water LLC, and its ownership of a podcast series titled, “Hell or High Ranch Water,” in which Ms. Ball and Ms. Flores made comments that do not meet the necessary level of decorum for a nominated board member in any industry let alone the highly regulated industries in which First Foundation operates in. It is clear that prior to this business venture, Ms. Ball and Ms. Flores were friends, potentially compromising the integrity of the Board. Click here to view Ms. Ball’s damaging comments made on the podcast. February, 2023 Following our discovery of the podcast, Ms. Flores withdrew her candidacy in February 2023. We cited the above omissions as grounds that Driver’s nomination notice was invalid. February 22, 2023 On March 7, 2023, Driver filed a lawsuit against the Company and the Board seeking, among other things, a declaration that Driver’s March 7, 2023 Nomination Notice was valid. On April 25, 2023, First Foundation and Driver entered into a settlement agreement to which we agreed to recognize Ms. Ball’s nomination as a candidate for election to the Board at our Annual Meeting. April 25, 2023 On April 26, 2023, we announced the nomination of Gabriel Vazquez as a newly appointed independent director. Mr. Vazquez brings exceptional legal, financial, and operating acumen to our Board and will stand for election during the Company’s 2023 annual meeting. April 26, 2023 On April 27, 2023, we announced 1Q23 results that rea"rmed our core business strategy and demonstrated how we remain resilient, well capitalized, and able to generate strong, sustainable results despite recent industry challenges. April 27, 2023 On May [15], 2023, we filed our definitive proxy statement with the SEC. May 15, 2023 The undisclosed executive role of Ms. Ball at Grata – which she held under her prior married name, “Swope” – and failure to disclose the existence of a joint business entity with Ms. Flores suggests a pattern by Driver to omit critical information in its nomination materials. In the Company’s estimation, the shortcomings in Driver’s documents, whether they were mistakes, omissions, or something more nefarious, demonstrate Driver’s recklessness that all stockholders should find concerning. First Foundation remains committed not to waste more stockholder resources on this ill-conceived nomination and urges Driver to withdraw Ms. Ball’s nomination immediately. Click here for a more detailed account of our communications with Driver. Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 ! ! ! ! ! ! ! ! ! ! ! ! Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media # Timeline of Key Truths: In light of Driver’s incessant efforts to attack First Foundation, we feel it is important that our stockholders have the facts. In December 2022, Driver notified First Foundation that it had purportedly nominated two directors, Allison Ball and Lila Flores, for election to the Company’s Board of Directors at our 2023 annual meeting. Driver never attempted to engage with the Company prior to filing the nomination notice, clearly showing he was seeking a fight, and not with the aim of improving First Foundation. December 30, 2022 In January 2023, following its nomination, Driver requested a meeting with First Foundation ahead of our 4Q22 earnings call. Consistent with SEC quiet period guidance, we proposed meeting after our earnings announcement at the end of January. Driver refused to engage in constructive discussions. When given the opportunity to speak with management on January 31, his only interest was in discussing if we planned to settle – clearly indicating he had no intention to improve stockholder value and was focused on his own personal interests. January 17, 2023 Meanwhile, as part of his self-serving campaign, Driver took to Twitter and media outlets to share inaccurate comments about his interactions with us to date. For example, on January 24, 2023, Driver tweeted a news article that he sourced about the nominations of Ms. Ball and Ms. Flores, and on February 2, 2023 Driver tweeted “#shenanigans.” These tweets have since been deleted/removed from his account. January 24, 2023 After more than one month of trying to engage in good faith discussions with Driver, in February of 2023, we published a press release to state the facts about Driver’s misrepresentations about our business and provide the truth about our ongoing communications to date. February 2, 2023 In that same press release in February of 2023, First Foundation continued to make it known that, in line with our established corporate governance practices, we were open to interviewing Driver’s purported nominees to gain a better perspective about their potential contributions to the Board. Driver refused our interview requests. February 2, 2023 As part of our diligence and e!orts to confirm the background and expertise of Driver’s original nominees, we discovered two major omissions in Driver’s nomination materials despite our nomination questionnaire requesting such disclosure: 1. Ms. Ball’s service as the Chief Product O"cer of Grata, an online recognition platform; and 2. Ms. Ball and Ms. Flores’ joint business, Hell or High Ranch Water LLC, and its ownership of a podcast series titled, “Hell or High Ranch Water,” in which Ms. Ball and Ms. Flores made comments that do not meet the necessary level of decorum for a nominated board member in any industry let alone the highly regulated industries in which First Foundation operates in. It is clear that prior to this business venture, Ms. Ball and Ms. Flores were friends, potentially compromising the integrity of the Board. Click here to view Ms. Ball’s damaging comments made on the podcast. February, 2023 Following our discovery of the podcast, Ms. Flores withdrew her candidacy in February 2023. We cited the above omissions as grounds that Driver’s nomination notice was invalid. February 22, 2023 On March 7, 2023, Driver filed a lawsuit against the Company and the Board seeking, among other things, a declaration that Driver’s March 7, 2023 Nomination Notice was valid. On April 25, 2023, First Foundation and Driver entered into a settlement agreement to which we agreed to recognize Ms. Ball’s nomination as a candidate for election to the Board at our Annual Meeting. April 25, 2023 On April 26, 2023, we announced the nomination of Gabriel Vazquez as a newly appointed independent director. Mr. Vazquez brings exceptional legal, financial, and operating acumen to our Board and will stand for election during the Company’s 2023 annual meeting. April 26, 2023 On April 27, 2023, we announced 1Q23 results that rea"rmed our core business strategy and demonstrated how we remain resilient, well capitalized, and able to generate strong, sustainable results despite recent industry challenges. April 27, 2023 On May [15], 2023, we filed our definitive proxy statement with the SEC. May 15, 2023 The undisclosed executive role of Ms. Ball at Grata – which she held under her prior married name, “Swope” – and failure to disclose the existence of a joint business entity with Ms. Flores suggests a pattern by Driver to omit critical information in its nomination materials. In the Company’s estimation, the shortcomings in Driver’s documents, whether they were mistakes, omissions, or something more nefarious, demonstrate Driver’s recklessness that all stockholders should find concerning. First Foundation remains committed not to waste more stockholder resources on this ill-conceived nomination and urges Driver to withdraw Ms. Ball’s nomination immediately. Click here for a more detailed account of our communications with Driver. Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 ! ! ! ! ! ! ! ! ! ! ! ! Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

Timeline of Key Truths: In light of Driver’s incessant efforts to attack First Foundation, we feel it is important that our stockholders have the facts. In December 2022, Driver notified First Foundation that it had purportedly nominated two directors, Allison Ball and Lila Flores, for election to the Company’s Board of Directors at our 2023 annual meeting. Driver never attempted to engage with the Company prior to filing the nomination notice, clearly showing he was seeking a fight, and not with the aim of improving First Foundation. December 30, 2022 In January 2023, following its nomination, Driver requested a meeting with First Foundation ahead of our 4Q22 earnings call. Consistent with SEC quiet period guidance, we proposed meeting after our earnings announcement at the end of January. Driver refused to engage in constructive discussions. When given the opportunity to speak with management on January 31, his only interest was in discussing if we planned to settle – clearly indicating he had no intention to improve stockholder value and was focused on his own personal interests. January 17, 2023 Meanwhile, as part of his self-serving campaign, Driver took to Twitter and media outlets to share inaccurate comments about his interactions with us to date. For example, on January 24, 2023, Driver tweeted a news article that he sourced about the nominations of Ms. Ball and Ms. Flores, and on February 2, 2023 Driver tweeted “#shenanigans.” These tweets have since been deleted/removed from his account. January 24, 2023 After more than one month of trying to engage in good faith discussions with Driver, in February of 2023, we published a press release to state the facts about Driver’s misrepresentations about our business and provide the truth about our ongoing communications to date. February 2, 2023 In that same press release in February of 2023, First Foundation continued to make it known that, in line with our established corporate governance practices, we were open to interviewing Driver’s purported nominees to gain a better perspective about their potential contributions to the Board. Driver refused our interview requests. February 2, 2023 As part of our diligence and e!orts to confirm the background and expertise of Driver’s original nominees, we discovered two major omissions in Driver’s nomination materials despite our nomination questionnaire requesting such disclosure: 1. Ms. Ball’s service as the Chief Product O"cer of Grata, an online recognition platform; and 2. Ms. Ball and Ms. Flores’ joint business, Hell or High Ranch Water LLC, and its ownership of a podcast series titled, “Hell or High Ranch Water,” in which Ms. Ball and Ms. Flores made comments that do not meet the necessary level of decorum for a nominated board member in any industry let alone the highly regulated industries in which First Foundation operates in. It is clear that prior to this business venture, Ms. Ball and Ms. Flores were friends, potentially compromising the integrity of the Board. Click here to view Ms. Ball’s damaging comments made on the podcast. February, 2023 Following our discovery of the podcast, Ms. Flores withdrew her candidacy in February 2023. We cited the above omissions as grounds that Driver’s nomination notice was invalid. February 22, 2023 On March 7, 2023, Driver filed a lawsuit against the Company and the Board seeking, among other things, a declaration that Driver’s March 7, 2023 Nomination Notice was valid. On April 25, 2023, First Foundation and Driver entered into a settlement agreement to which we agreed to recognize Ms. Ball’s nomination as a candidate for election to the Board at our Annual Meeting. April 25, 2023 On April 26, 2023, we announced the nomination of Gabriel Vazquez as a newly appointed independent director. Mr. Vazquez brings exceptional legal, financial, and operating acumen to our Board and will stand for election during the Company’s 2023 annual meeting. April 26, 2023 On April 27, 2023, we announced 1Q23 results that rea"rmed our core business strategy and demonstrated how we remain resilient, well capitalized, and able to generate strong, sustainable results despite recent industry challenges. April 27, 2023 On May [15], 2023, we filed our definitive proxy statement with the SEC. May 15, 2023 The undisclosed executive role of Ms. Ball at Grata – which she held under her prior married name, “Swope” – and failure to disclose the existence of a joint business entity with Ms. Flores suggests a pattern by Driver to omit critical information in its nomination materials. In the Company’s estimation, the shortcomings in Driver’s documents, whether they were mistakes, omissions, or something more nefarious, demonstrate Driver’s recklessness that all stockholders should find concerning. First Foundation remains committed not to waste more stockholder resources on this ill-conceived nomination and urges Driver to withdraw Ms. Ball’s nomination immediately. Click here for a more detailed account of our communications with Driver. Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 ! ! ! ! ! ! ! ! ! ! ! ! Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media # Timeline of Key Truths: In light of Driver’s incessant efforts to attack First Foundation, we feel it is important that our stockholders have the facts. In December 2022, Driver notified First Foundation that it had purportedly nominated two directors, Allison Ball and Lila Flores, for election to the Company’s Board of Directors at our 2023 annual meeting. Driver never attempted to engage with the Company prior to filing the nomination notice, clearly showing he was seeking a fight, and not with the aim of improving First Foundation. December 30, 2022 In January 2023, following its nomination, Driver requested a meeting with First Foundation ahead of our 4Q22 earnings call. Consistent with SEC quiet period guidance, we proposed meeting after our earnings announcement at the end of January. Driver refused to engage in constructive discussions. When given the opportunity to speak with management on January 31, his only interest was in discussing if we planned to settle – clearly indicating he had no intention to improve stockholder value and was focused on his own personal interests. January 17, 2023 Meanwhile, as part of his self-serving campaign, Driver took to Twitter and media outlets to share inaccurate comments about his interactions with us to date. For example, on January 24, 2023, Driver tweeted a news article that he sourced about the nominations of Ms. Ball and Ms. Flores, and on February 2, 2023 Driver tweeted “#shenanigans.” These tweets have since been deleted/removed from his account. January 24, 2023 After more than one month of trying to engage in good faith discussions with Driver, in February of 2023, we published a press release to state the facts about Driver’s misrepresentations about our business and provide the truth about our ongoing communications to date. February 2, 2023 In that same press release in February of 2023, First Foundation continued to make it known that, in line with our established corporate governance practices, we were open to interviewing Driver’s purported nominees to gain a better perspective about their potential contributions to the Board. Driver refused our interview requests. February 2, 2023 As part of our diligence and e!orts to confirm the background and expertise of Driver’s original nominees, we discovered two major omissions in Driver’s nomination materials despite our nomination questionnaire requesting such disclosure: 1. Ms. Ball’s service as the Chief Product O"cer of Grata, an online recognition platform; and 2. Ms. Ball and Ms. Flores’ joint business, Hell or High Ranch Water LLC, and its ownership of a podcast series titled, “Hell or High Ranch Water,” in which Ms. Ball and Ms. Flores made comments that do not meet the necessary level of decorum for a nominated board member in any industry let alone the highly regulated industries in which First Foundation operates in. It is clear that prior to this business venture, Ms. Ball and Ms. Flores were friends, potentially compromising the integrity of the Board. Click here to view Ms. Ball’s damaging comments made on the podcast. February, 2023 Following our discovery of the podcast, Ms. Flores withdrew her candidacy in February 2023. We cited the above omissions as grounds that Driver’s nomination notice was invalid. February 22, 2023 On March 7, 2023, Driver filed a lawsuit against the Company and the Board seeking, among other things, a declaration that Driver’s March 7, 2023 Nomination Notice was valid. On April 25, 2023, First Foundation and Driver entered into a settlement agreement to which we agreed to recognize Ms. Ball’s nomination as a candidate for election to the Board at our Annual Meeting. April 25, 2023 On April 26, 2023, we announced the nomination of Gabriel Vazquez as a newly appointed independent director. Mr. Vazquez brings exceptional legal, financial, and operating acumen to our Board and will stand for election during the Company’s 2023 annual meeting. April 26, 2023 On April 27, 2023, we announced 1Q23 results that rea"rmed our core business strategy and demonstrated how we remain resilient, well capitalized, and able to generate strong, sustainable results despite recent industry challenges. April 27, 2023 On May [15], 2023, we filed our definitive proxy statement with the SEC. May 15, 2023 The undisclosed executive role of Ms. Ball at Grata – which she held under her prior married name, “Swope” – and failure to disclose the existence of a joint business entity with Ms. Flores suggests a pattern by Driver to omit critical information in its nomination materials. In the Company’s estimation, the shortcomings in Driver’s documents, whether they were mistakes, omissions, or something more nefarious, demonstrate Driver’s recklessness that all stockholders should find concerning. First Foundation remains committed not to waste more stockholder resources on this ill-conceived nomination and urges Driver to withdraw Ms. Ball’s nomination immediately. Click here for a more detailed account of our communications with Driver. Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 ! ! ! ! ! ! ! ! ! ! ! ! Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media # Timeline of Key Truths: In light of Driver’s incessant efforts to attack First Foundation, we feel it is important that our stockholders have the facts. In December 2022, Driver notified First Foundation that it had purportedly nominated two directors, Allison Ball and Lila Flores, for election to the Company’s Board of Directors at our 2023 annual meeting. Driver never attempted to engage with the Company prior to filing the nomination notice, clearly showing he was seeking a fight, and not with the aim of improving First Foundation. December 30, 2022 In January 2023, following its nomination, Driver requested a meeting with First Foundation ahead of our 4Q22 earnings call. Consistent with SEC quiet period guidance, we proposed meeting after our earnings announcement at the end of January. Driver refused to engage in constructive discussions. When given the opportunity to speak with management on January 31, his only interest was in discussing if we planned to settle – clearly indicating he had no intention to improve stockholder value and was focused on his own personal interests. January 17, 2023 Meanwhile, as part of his self-serving campaign, Driver took to Twitter and media outlets to share inaccurate comments about his interactions with us to date. For example, on January 24, 2023, Driver tweeted a news article that he sourced about the nominations of Ms. Ball and Ms. Flores, and on February 2, 2023 Driver tweeted “#shenanigans.” These tweets have since been deleted/removed from his account. January 24, 2023 After more than one month of trying to engage in good faith discussions with Driver, in February of 2023, we published a press release to state the facts about Driver’s misrepresentations about our business and provide the truth about our ongoing communications to date. February 2, 2023 In that same press release in February of 2023, First Foundation continued to make it known that, in line with our established corporate governance practices, we were open to interviewing Driver’s purported nominees to gain a better perspective about their potential contributions to the Board. Driver refused our interview requests. February 2, 2023 As part of our diligence and e!orts to confirm the background and expertise of Driver’s original nominees, we discovered two major omissions in Driver’s nomination materials despite our nomination questionnaire requesting such disclosure: 1. Ms. Ball’s service as the Chief Product O"cer of Grata, an online recognition platform; and 2. Ms. Ball and Ms. Flores’ joint business, Hell or High Ranch Water LLC, and its ownership of a podcast series titled, “Hell or High Ranch Water,” in which Ms. Ball and Ms. Flores made comments that do not meet the necessary level of decorum for a nominated board member in any industry let alone the highly regulated industries in which First Foundation operates in. It is clear that prior to this business venture, Ms. Ball and Ms. Flores were friends, potentially compromising the integrity of the Board. Click here to view Ms. Ball’s damaging comments made on the podcast. February, 2023 Following our discovery of the podcast, Ms. Flores withdrew her candidacy in February 2023. We cited the above omissions as grounds that Driver’s nomination notice was invalid. February 22, 2023 On March 7, 2023, Driver filed a lawsuit against the Company and the Board seeking, among other things, a declaration that Driver’s March 7, 2023 Nomination Notice was valid. On April 25, 2023, First Foundation and Driver entered into a settlement agreement to which we agreed to recognize Ms. Ball’s nomination as a candidate for election to the Board at our Annual Meeting. April 25, 2023 On April 26, 2023, we announced the nomination of Gabriel Vazquez as a newly appointed independent director. Mr. Vazquez brings exceptional legal, financial, and operating acumen to our Board and will stand for election during the Company’s 2023 annual meeting. April 26, 2023 On April 27, 2023, we announced 1Q23 results that rea"rmed our core business strategy and demonstrated how we remain resilient, well capitalized, and able to generate strong, sustainable results despite recent industry challenges. April 27, 2023 On May [15], 2023, we filed our definitive proxy statement with the SEC. May 15, 2023 The undisclosed executive role of Ms. Ball at Grata – which she held under her prior married name, “Swope” – and failure to disclose the existence of a joint business entity with Ms. Flores suggests a pattern by Driver to omit critical information in its nomination materials. In the Company’s estimation, the shortcomings in Driver’s documents, whether they were mistakes, omissions, or something more nefarious, demonstrate Driver’s recklessness that all stockholders should find concerning. First Foundation remains committed not to waste more stockholder resources on this ill-conceived nomination and urges Driver to withdraw Ms. Ball’s nomination immediately. Click here for a more detailed account of our communications with Driver. Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 ! ! ! ! ! ! ! ! ! ! ! ! Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

Timeline of Key Truths: In light of Driver’s incessant efforts to attack First Foundation, we feel it is important that our stockholders have the facts. In December 2022, Driver notified First Foundation that it had purportedly nominated two directors, Allison Ball and Lila Flores, for election to the Company’s Board of Directors at our 2023 annual meeting. Driver never attempted to engage with the Company prior to filing the nomination notice, clearly showing he was seeking a fight, and not with the aim of improving First Foundation. December 30, 2022 In January 2023, following its nomination, Driver requested a meeting with First Foundation ahead of our 4Q22 earnings call. Consistent with SEC quiet period guidance, we proposed meeting after our earnings announcement at the end of January. Driver refused to engage in constructive discussions. When given the opportunity to speak with management on January 31, his only interest was in discussing if we planned to settle – clearly indicating he had no intention to improve stockholder value and was focused on his own personal interests. January 17, 2023 Meanwhile, as part of his self-serving campaign, Driver took to Twitter and media outlets to share inaccurate comments about his interactions with us to date. For example, on January 24, 2023, Driver tweeted a news article that he sourced about the nominations of Ms. Ball and Ms. Flores, and on February 2, 2023 Driver tweeted “#shenanigans.” These tweets have since been deleted/removed from his account. January 24, 2023 After more than one month of trying to engage in good faith discussions with Driver, in February of 2023, we published a press release to state the facts about Driver’s misrepresentations about our business and provide the truth about our ongoing communications to date. February 2, 2023 In that same press release in February of 2023, First Foundation continued to make it known that, in line with our established corporate governance practices, we were open to interviewing Driver’s purported nominees to gain a better perspective about their potential contributions to the Board. Driver refused our interview requests. February 2, 2023 As part of our diligence and e!orts to confirm the background and expertise of Driver’s original nominees, we discovered two major omissions in Driver’s nomination materials despite our nomination questionnaire requesting such disclosure: 1. Ms. Ball’s service as the Chief Product O"cer of Grata, an online recognition platform; and 2. Ms. Ball and Ms. Flores’ joint business, Hell or High Ranch Water LLC, and its ownership of a podcast series titled, “Hell or High Ranch Water,” in which Ms. Ball and Ms. Flores made comments that do not meet the necessary level of decorum for a nominated board member in any industry let alone the highly regulated industries in which First Foundation operates in. It is clear that prior to this business venture, Ms. Ball and Ms. Flores were friends, potentially compromising the integrity of the Board. Click here to view Ms. Ball’s damaging comments made on the podcast. February, 2023 Following our discovery of the podcast, Ms. Flores withdrew her candidacy in February 2023. We cited the above omissions as grounds that Driver’s nomination notice was invalid. February 22, 2023 On March 7, 2023, Driver filed a lawsuit against the Company and the Board seeking, among other things, a declaration that Driver’s March 7, 2023 Nomination Notice was valid. On April 25, 2023, First Foundation and Driver entered into a settlement agreement to which we agreed to recognize Ms. Ball’s nomination as a candidate for election to the Board at our Annual Meeting. April 25, 2023 On April 26, 2023, we announced the nomination of Gabriel Vazquez as a newly appointed independent director. Mr. Vazquez brings exceptional legal, financial, and operating acumen to our Board and will stand for election during the Company’s 2023 annual meeting. April 26, 2023 On April 27, 2023, we announced 1Q23 results that rea"rmed our core business strategy and demonstrated how we remain resilient, well capitalized, and able to generate strong, sustainable results despite recent industry challenges. April 27, 2023 On May [15], 2023, we filed our definitive proxy statement with the SEC. May 15, 2023 The undisclosed executive role of Ms. Ball at Grata – which she held under her prior married name, “Swope” – and failure to disclose the existence of a joint business entity with Ms. Flores suggests a pattern by Driver to omit critical information in its nomination materials. In the Company’s estimation, the shortcomings in Driver’s documents, whether they were mistakes, omissions, or something more nefarious, demonstrate Driver’s recklessness that all stockholders should find concerning. First Foundation remains committed not to waste more stockholder resources on this ill-conceived nomination and urges Driver to withdraw Ms. Ball’s nomination immediately. Click here for a more detailed account of our communications with Driver. Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 ! ! ! ! ! ! ! ! ! ! ! ! Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media # Timeline of Key Truths: In light of Driver’s incessant efforts to attack First Foundation, we feel it is important that our stockholders have the facts. In December 2022, Driver notified First Foundation that it had purportedly nominated two directors, Allison Ball and Lila Flores, for election to the Company’s Board of Directors at our 2023 annual meeting. Driver never attempted to engage with the Company prior to filing the nomination notice, clearly showing he was seeking a fight, and not with the aim of improving First Foundation. December 30, 2022 In January 2023, following its nomination, Driver requested a meeting with First Foundation ahead of our 4Q22 earnings call. Consistent with SEC quiet period guidance, we proposed meeting after our earnings announcement at the end of January. Driver refused to engage in constructive discussions. When given the opportunity to speak with management on January 31, his only interest was in discussing if we planned to settle – clearly indicating he had no intention to improve stockholder value and was focused on his own personal interests. January 17, 2023 Meanwhile, as part of his self-serving campaign, Driver took to Twitter and media outlets to share inaccurate comments about his interactions with us to date. For example, on January 24, 2023, Driver tweeted a news article that he sourced about the nominations of Ms. Ball and Ms. Flores, and on February 2, 2023 Driver tweeted “#shenanigans.” These tweets have since been deleted/removed from his account. January 24, 2023 After more than one month of trying to engage in good faith discussions with Driver, in February of 2023, we published a press release to state the facts about Driver’s misrepresentations about our business and provide the truth about our ongoing communications to date. February 2, 2023 In that same press release in February of 2023, First Foundation continued to make it known that, in line with our established corporate governance practices, we were open to interviewing Driver’s purported nominees to gain a better perspective about their potential contributions to the Board. Driver refused our interview requests. February 2, 2023 As part of our diligence and e!orts to confirm the background and expertise of Driver’s original nominees, we discovered two major omissions in Driver’s nomination materials despite our nomination questionnaire requesting such disclosure: 1. Ms. Ball’s service as the Chief Product O"cer of Grata, an online recognition platform; and 2. Ms. Ball and Ms. Flores’ joint business, Hell or High Ranch Water LLC, and its ownership of a podcast series titled, “Hell or High Ranch Water,” in which Ms. Ball and Ms. Flores made comments that do not meet the necessary level of decorum for a nominated board member in any industry let alone the highly regulated industries in which First Foundation operates in. It is clear that prior to this business venture, Ms. Ball and Ms. Flores were friends, potentially compromising the integrity of the Board. Click here to view Ms. Ball’s damaging comments made on the podcast. February, 2023 Following our discovery of the podcast, Ms. Flores withdrew her candidacy in February 2023. We cited the above omissions as grounds that Driver’s nomination notice was invalid. February 22, 2023 On March 7, 2023, Driver filed a lawsuit against the Company and the Board seeking, among other things, a declaration that Driver’s March 7, 2023 Nomination Notice was valid. On April 25, 2023, First Foundation and Driver entered into a settlement agreement to which we agreed to recognize Ms. Ball’s nomination as a candidate for election to the Board at our Annual Meeting. April 25, 2023 On April 26, 2023, we announced the nomination of Gabriel Vazquez as a newly appointed independent director. Mr. Vazquez brings exceptional legal, financial, and operating acumen to our Board and will stand for election during the Company’s 2023 annual meeting. April 26, 2023 On April 27, 2023, we announced 1Q23 results that rea"rmed our core business strategy and demonstrated how we remain resilient, well capitalized, and able to generate strong, sustainable results despite recent industry challenges. April 27, 2023 On May [15], 2023, we filed our definitive proxy statement with the SEC. May 15, 2023 The undisclosed executive role of Ms. Ball at Grata – which she held under her prior married name, “Swope” – and failure to disclose the existence of a joint business entity with Ms. Flores suggests a pattern by Driver to omit critical information in its nomination materials. In the Company’s estimation, the shortcomings in Driver’s documents, whether they were mistakes, omissions, or something more nefarious, demonstrate Driver’s recklessness that all stockholders should find concerning. First Foundation remains committed not to waste more stockholder resources on this ill-conceived nomination and urges Driver to withdraw Ms. Ball’s nomination immediately. Click here for a more detailed account of our communications with Driver. Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 ! ! ! ! ! ! ! ! ! ! ! ! Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media # Timeline of Key Truths: In light of Driver’s incessant efforts to attack First Foundation, we feel it is important that our stockholders have the facts. In December 2022, Driver notified First Foundation that it had purportedly nominated two directors, Allison Ball and Lila Flores, for election to the Company’s Board of Directors at our 2023 annual meeting. Driver never attempted to engage with the Company prior to filing the nomination notice, clearly showing he was seeking a fight, and not with the aim of improving First Foundation. December 30, 2022 In January 2023, following its nomination, Driver requested a meeting with First Foundation ahead of our 4Q22 earnings call. Consistent with SEC quiet period guidance, we proposed meeting after our earnings announcement at the end of January. Driver refused to engage in constructive discussions. When given the opportunity to speak with management on January 31, his only interest was in discussing if we planned to settle – clearly indicating he had no intention to improve stockholder value and was focused on his own personal interests. January 17, 2023 Meanwhile, as part of his self-serving campaign, Driver took to Twitter and media outlets to share inaccurate comments about his interactions with us to date. For example, on January 24, 2023, Driver tweeted a news article that he sourced about the nominations of Ms. Ball and Ms. Flores, and on February 2, 2023 Driver tweeted “#shenanigans.” These tweets have since been deleted/removed from his account. January 24, 2023 After more than one month of trying to engage in good faith discussions with Driver, in February of 2023, we published a press release to state the facts about Driver’s misrepresentations about our business and provide the truth about our ongoing communications to date. February 2, 2023 In that same press release in February of 2023, First Foundation continued to make it known that, in line with our established corporate governance practices, we were open to interviewing Driver’s purported nominees to gain a better perspective about their potential contributions to the Board. Driver refused our interview requests. February 2, 2023 As part of our diligence and e!orts to confirm the background and expertise of Driver’s original nominees, we discovered two major omissions in Driver’s nomination materials despite our nomination questionnaire requesting such disclosure: 1. Ms. Ball’s service as the Chief Product O"cer of Grata, an online recognition platform; and 2. Ms. Ball and Ms. Flores’ joint business, Hell or High Ranch Water LLC, and its ownership of a podcast series titled, “Hell or High Ranch Water,” in which Ms. Ball and Ms. Flores made comments that do not meet the necessary level of decorum for a nominated board member in any industry let alone the highly regulated industries in which First Foundation operates in. It is clear that prior to this business venture, Ms. Ball and Ms. Flores were friends, potentially compromising the integrity of the Board. Click here to view Ms. Ball’s damaging comments made on the podcast. February, 2023 Following our discovery of the podcast, Ms. Flores withdrew her candidacy in February 2023. We cited the above omissions as grounds that Driver’s nomination notice was invalid. February 22, 2023 On March 7, 2023, Driver filed a lawsuit against the Company and the Board seeking, among other things, a declaration that Driver’s March 7, 2023 Nomination Notice was valid. On April 25, 2023, First Foundation and Driver entered into a settlement agreement to which we agreed to recognize Ms. Ball’s nomination as a candidate for election to the Board at our Annual Meeting. April 25, 2023 On April 26, 2023, we announced the nomination of Gabriel Vazquez as a newly appointed independent director. Mr. Vazquez brings exceptional legal, financial, and operating acumen to our Board and will stand for election during the Company’s 2023 annual meeting. April 26, 2023 On April 27, 2023, we announced 1Q23 results that rea"rmed our core business strategy and demonstrated how we remain resilient, well capitalized, and able to generate strong, sustainable results despite recent industry challenges. April 27, 2023 On May [15], 2023, we filed our definitive proxy statement with the SEC. May 15, 2023 The undisclosed executive role of Ms. Ball at Grata – which she held under her prior married name, “Swope” – and failure to disclose the existence of a joint business entity with Ms. Flores suggests a pattern by Driver to omit critical information in its nomination materials. In the Company’s estimation, the shortcomings in Driver’s documents, whether they were mistakes, omissions, or something more nefarious, demonstrate Driver’s recklessness that all stockholders should find concerning. First Foundation remains committed not to waste more stockholder resources on this ill-conceived nomination and urges Driver to withdraw Ms. Ball’s nomination immediately. Click here for a more detailed account of our communications with Driver. Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 ! ! ! ! ! ! ! ! ! ! ! ! Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Rick Keller Jr., CFP® Chairman Of The Board First Foundation Mr. Keller is one of the founders of the Company and currently is the Executive Chairman of the Company and its wholly-owned subsidiary, First Foundation Advisors (“FFA”). Mr. Keller served as Chief Executive O#cer (“CEO”) of FFA from 1990, when it began operations as a fee- only investment advisor, until December 2009, at which time he became its Executive Chairman. In 2007, Mr. Keller became the Executive Chairman of the Company and from June 2007 until December 2009 he also served as the CEO of the Company. Mr. Keller earned a Bachelor of Science degree in Finance from San Diego State University and completed the financial planning program at the University of Southern California. Mr. Keller served as a Trustee of the University of California Irvine (“UCI”) for 15 years. During that time he was Chair of the Foundation Finance & Investment Committee and continues to serve as a member of the Investment Committee. Mr. Keller also serves as a member of the executive committee of the UCI Diabetes Center. Mr. Keller served as Co-Chair for the Center for Investment and Wealth Management at the Paul Merage School of Business at UCI. Mr. Keller serves as a member of the Orange County Sheri!’s Advisory Council. As one of the founders of the Company, who played a key role in the development and successful implementation of our business strategy of providing high quality and personalized wealth management and investment advisory services to our clients and the expansion of the financial services we o!er our clients, Mr. Keller brings to the Board considerable knowledge and valuable insights about the wealth management and investment advisory business and the Southern California financial services market.

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Rick Keller Jr., CFP® Chairman Of The Board First Foundation Mr. Keller is one of the founders of the Company and currently is the Executive Chairman of the Company and its wholly-owned subsidiary, First Foundation Advisors (“FFA”). Mr. Keller served as Chief Executive O#cer (“CEO”) of FFA from 1990, when it began operations as a fee- only investment advisor, until December 2009, at which time he became its Executive Chairman. In 2007, Mr. Keller became the Executive Chairman of the Company and from June 2007 until December 2009 he also served as the CEO of the Company. Mr. Keller earned a Bachelor of Science degree in Finance from San Diego State University and completed the financial planning program at the University of Southern California. Mr. Keller served as a Trustee of the University of California Irvine (“UCI”) for 15 years. During that time he was Chair of the Foundation Finance & Investment Committee and continues to serve as a member of the Investment Committee. Mr. Keller also serves as a member of the executive committee of the UCI Diabetes Center. Mr. Keller served as Co-Chair for the Center for Investment and Wealth Management at the Paul Merage School of Business at UCI. Mr. Keller serves as a member of the Orange County Sheri!’s Advisory Council. As one of the founders of the Company, who played a key role in the development and successful implementation of our business strategy of providing high quality and personalized wealth management and investment advisory services to our clients and the expansion of the financial services we o!er our clients, Mr. Keller brings to the Board considerable knowledge and valuable insights about the wealth management and investment advisory business and the Southern California financial services market.

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Scott F. Kavanaugh President & Chief Executive Officer First Foundation Mr. Kavanaugh is the President and CEO of the Company and its wholly-owned banking subsidiary, First Foundation Bank (“FFB”). Mr. Kavanaugh has served as CEO of the Company since December 2009 and as President of the Company since December 2022. Previously, Mr. Kavanaugh served as President and Chief Operating O#cer of the Company from June 2007 until December 2009. Mr. Kavanaugh has been the Vice-Chairman of the Company since June 2007, and the Chairman of FFB since September 2007. Mr. Kavanaugh was a founding stockholder and served as an Executive Vice President and Chief Administrative O#cer and a member of the board of directors of Commercial Capital Bancorp, Inc., the parent holding company of Commercial Capital Bank. During his tenure as an executive o#cer and director of Commercial Capital Bancorp, Inc. that company became a publicly traded company, listed on NASDAQ, and its total assets grew to more than $1.7 billion. From 1998 until 2003, Mr. Kavanaugh served as the Executive Vice President and Chief Operating O#cer and a director of Commercial Capital Mortgage. From 1993 to 1998, Mr. Kavanaugh was a partner and head of trading for fixed income and equity securities at Great Pacific Securities, Inc., a west coast-based regional securities firm. Mr. Kavanaugh earned a Bachelor of Science degree in Business Administration and Accounting at the University of Tennessee and a Masters of Business Administration (“MBA”) degree in Information Systems at North Texas State University. Mr. Kavanaugh is, and since 2008 has been, a member of the board of directors of Colorado Federal Savings Bank and its parent holding company, Silver Queen Financial Services, Inc. Since March 2015, Mr. Kavanaugh has served as director for Nexpoint Residential Trust Inc., a publicly traded real estate investment trust that is advised by NexPoint Real Estate Advisors, L.P., an a#liate of Highland Capital Management, L.P. Mr. Kavanaugh has also served as director for NexPoint Real Estate Finance since 2020 and as director for VineBrook Homes Trust, Inc. since 2018. Mr. Kavanaugh served as a member of the boards of directors of NexBank SSB and its parent holding company, NexBank Capital, Inc. from December 2013 until December 2015. From January 2000 until June 2012, Mr. Kavanaugh served as Independent Trustee and Chairman of the Audit Committee, and from June 2012 until December 2013 served as Chairman of the Highland Mutual Funds, a mutual fund group managed by Highland Capital Management, L.P. Mr. Kavanaugh is also a director on the Lanakila Pacific’s Foundation Board. The Board believes that Mr. Kavanaugh’s extensive experience as an executive o#cer of banks and other financial services organizations, combined with his experience as a director of both public and private companies, qualifies him to serve as a member of our Board. In addition, because Mr. Kavanaugh is the Company’s CEO, we believe that his participation as a member of the Board facilitates communication between the outside Board members and management.

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Scott F. Kavanaugh President & Chief Executive Officer First Foundation Mr. Kavanaugh is the President and CEO of the Company and its wholly-owned banking subsidiary, First Foundation Bank (“FFB”). Mr. Kavanaugh has served as CEO of the Company since December 2009 and as President of the Company since December 2022. Previously, Mr. Kavanaugh served as President and Chief Operating O#cer of the Company from June 2007 until December 2009. Mr. Kavanaugh has been the Vice-Chairman of the Company since June 2007, and the Chairman of FFB since September 2007. Mr. Kavanaugh was a founding stockholder and served as an Executive Vice President and Chief Administrative O#cer and a member of the board of directors of Commercial Capital Bancorp, Inc., the parent holding company of Commercial Capital Bank. During his tenure as an executive o#cer and director of Commercial Capital Bancorp, Inc. that company became a publicly traded company, listed on NASDAQ, and its total assets grew to more than $1.7 billion. From 1998 until 2003, Mr. Kavanaugh served as the Executive Vice President and Chief Operating O#cer and a director of Commercial Capital Mortgage. From 1993 to 1998, Mr. Kavanaugh was a partner and head of trading for fixed income and equity securities at Great Pacific Securities, Inc., a west coast-based regional securities firm. Mr. Kavanaugh earned a Bachelor of Science degree in Business Administration and Accounting at the University of Tennessee and a Masters of Business Administration (“MBA”) degree in Information Systems at North Texas State University. Mr. Kavanaugh is, and since 2008 has been, a member of the board of directors of Colorado Federal Savings Bank and its parent holding company, Silver Queen Financial Services, Inc. Since March 2015, Mr. Kavanaugh has served as director for Nexpoint Residential Trust Inc., a publicly traded real estate investment trust that is advised by NexPoint Real Estate Advisors, L.P., an a#liate of Highland Capital Management, L.P. Mr. Kavanaugh has also served as director for NexPoint Real Estate Finance since 2020 and as director for VineBrook Homes Trust, Inc. since 2018. Mr. Kavanaugh served as a member of the boards of directors of NexBank SSB and its parent holding company, NexBank Capital, Inc. from December 2013 until December 2015. From January 2000 until June 2012, Mr. Kavanaugh served as Independent Trustee and Chairman of the Audit Committee, and from June 2012 until December 2013 served as Chairman of the Highland Mutual Funds, a mutual fund group managed by Highland Capital Management, L.P. Mr. Kavanaugh is also a director on the Lanakila Pacific’s Foundation Board. The Board believes that Mr. Kavanaugh’s extensive experience as an executive o#cer of banks and other financial services organizations, combined with his experience as a director of both public and private companies, qualifies him to serve as a member of our Board. In addition, because Mr. Kavanaugh is the Company’s CEO, we believe that his participation as a member of the Board facilitates communication between the outside Board members and management.

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee From 2005 to 2012, Mr. Briggs served as Chairman of the Board of Desert Commercial Bank (“DCB”). He was elected as a director of the Company following the Company’s acquisition of DCB in August 2012. Mr. Briggs is, and since 1996 has been the President and CEO of FLC Capital Advisors, a wealth management firm with over $600 million of assets under administration. From 1992 to 2007, Mr. Briggs served as CEO of Franklin Loan Center, a mortgage banking company. Mr. Briggs earned a Business Administration and Finance degree from Stetson University. We believe Mr. Briggs is a valuable member of our Board due to his knowledge of the banking business, gained from his service as Chairman of DCB, particularly as conducted in Palm Desert, California, and its surrounding communities, where we have two of our wealth management o#ces, and his experience as President and CEO of a wealth management firm.

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee From 2005 to 2012, Mr. Briggs served as Chairman of the Board of Desert Commercial Bank (“DCB”). He was elected as a director of the Company following the Company’s acquisition of DCB in August 2012. Mr. Briggs is, and since 1996 has been the President and CEO of FLC Capital Advisors, a wealth management firm with over $600 million of assets under administration. From 1992 to 2007, Mr. Briggs served as CEO of Franklin Loan Center, a mortgage banking company. Mr. Briggs earned a Business Administration and Finance degree from Stetson University. We believe Mr. Briggs is a valuable member of our Board due to his knowledge of the banking business, gained from his service as Chairman of DCB, particularly as conducted in Palm Desert, California, and its surrounding communities, where we have two of our wealth management o#ces, and his experience as President and CEO of a wealth management firm.

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " John A. Hakopian President First Foundation Advisors Mr. Hakopian is, and since April 2009 has been, the President of FFA, and is and since 2007 has been, a member of the Board. Mr. Hakopian was one of the founders of FFA in 1990, when it began its operations as a fee-based investment advisor, and served as its Executive Vice President and Co- Portfolio Manager from 1994 through April 2009. Mr. Hakopian earned a Bachelor of Arts degree in Economics from UCI and a MBA degree in Finance from the University of Southern California. Mr. Hakopian’s extensive knowledge of the Company’s wealth management and investment advisory business makes him a valuable member of the Board who is able to provide the outside Board members with insight into the operations and risks of that business.

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " John A. Hakopian President First Foundation Advisors Mr. Hakopian is, and since April 2009 has been, the President of FFA, and is and since 2007 has been, a member of the Board. Mr. Hakopian was one of the founders of FFA in 1990, when it began its operations as a fee-based investment advisor, and served as its Executive Vice President and Co- Portfolio Manager from 1994 through April 2009. Mr. Hakopian earned a Bachelor of Arts degree in Economics from UCI and a MBA degree in Finance from the University of Southern California. Mr. Hakopian’s extensive knowledge of the Company’s wealth management and investment advisory business makes him a valuable member of the Board who is able to provide the outside Board members with insight into the operations and risks of that business.

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " David Lake Compensation Committee Mr. Lake has served as a director of the Company since June 1, 2018. Since 1993 Mr. Lake has been the Chief Executive O#cer of and a co-founder of 4EARTH Farms, Inc., a grower and value-added produce company with over 400 employees in California and a#liated operations in other states. Mr. Lake served as the Chairman of the board of directors of PBB Bancorp, since its formation in May 2014, and of the board of directors of its wholly-owned subsidiary Premier Business Bank from July 2006 until the June 2018 acquisition of PBB Bancorp by the Company. Mr. Lake serves on the executive board, chair search of new director, and compensation committee of the Orange County Museum of Art. We believe Mr. Lake brings to the Board his knowledge of operating a highly successful company and his experience as an independent director of a community bank in Southern California.

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " David Lake Compensation Committee Mr. Lake has served as a director of the Company since June 1, 2018. Since 1993 Mr. Lake has been the Chief Executive O#cer of and a co-founder of 4EARTH Farms, Inc., a grower and value-added produce company with over 400 employees in California and a#liated operations in other states. Mr. Lake served as the Chairman of the board of directors of PBB Bancorp, since its formation in May 2014, and of the board of directors of its wholly-owned subsidiary Premier Business Bank from July 2006 until the June 2018 acquisition of PBB Bancorp by the Company. Mr. Lake serves on the executive board, chair search of new director, and compensation committee of the Orange County Museum of Art. We believe Mr. Lake brings to the Board his knowledge of operating a highly successful company and his experience as an independent director of a community bank in Southern California.

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee 5Ms. Pagliarini has served as a director of the Company since 2019. Ms. Pagliarini is, and since September 2014 has been, the Chief Financial O#cer and Treasurer, and since 2019 the Chief Financial O#cer, Treasurer and Chief Operating O#cer, of Summit Healthcare REIT, Inc., a Maryland corporation that invests in and owns real estate. Her background includes experience in finance, accounting, operations, compliance, securities litigation and executive management. Prior to working at Summit, Ms. Pagliarini was chief compliance o#cer and FINOP (financial and operations principal) at a Los Angeles-based investment bank from 2005 to 2008, and a principal at a securities litigation and financial consulting firm 2001 to 2005. Ms. Pagliarini received her Bachelor of Science in Business Administration with a concentration in Finance from Valparaiso University. She is also a Certified Fraud Examiner. Ms. Pagliarini is active in her community, serving on the Emeritus Board of Directors for Forever Footprints, a non-profit organization that provides support to families that have su!ered the loss of a baby during pregnancy or infancy. She is also currently on the advisory board of the CFO Executive Summit. We believe that Ms. Pagliarini’s educational and executive experience in managing the financial, accounting, securities filing and operations functions of several finance-oriented firms qualifies her to serve as a member of our Board.

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee 5Ms. Pagliarini has served as a director of the Company since 2019. Ms. Pagliarini is, and since September 2014 has been, the Chief Financial O#cer and Treasurer, and since 2019 the Chief Financial O#cer, Treasurer and Chief Operating O#cer, of Summit Healthcare REIT, Inc., a Maryland corporation that invests in and owns real estate. Her background includes experience in finance, accounting, operations, compliance, securities litigation and executive management. Prior to working at Summit, Ms. Pagliarini was chief compliance o#cer and FINOP (financial and operations principal) at a Los Angeles-based investment bank from 2005 to 2008, and a principal at a securities litigation and financial consulting firm 2001 to 2005. Ms. Pagliarini received her Bachelor of Science in Business Administration with a concentration in Finance from Valparaiso University. She is also a Certified Fraud Examiner. Ms. Pagliarini is active in her community, serving on the Emeritus Board of Directors for Forever Footprints, a non-profit organization that provides support to families that have su!ered the loss of a baby during pregnancy or infancy. She is also currently on the advisory board of the CFO Executive Summit. We believe that Ms. Pagliarini’s educational and executive experience in managing the financial, accounting, securities filing and operations functions of several finance-oriented firms qualifies her to serve as a member of our Board.

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Dr. Rosenberg has served as a director of the Company since 2007. Dr. Rosenberg is, and since 2005 has served as, President and founder of the consulting firm of M. M. Rosenberg & Associates, which provides executive and organizational development services to public and private companies in the fields of financial services, health care and technology. From 2002 to 2005, Dr. Rosenberg was Chief Executive O#cer for The Picerne Group, an international investment firm investing primarily in real estate, and portfolios of loans. Prior to 2002, Dr. Rosenberg served as Executive Vice President and Director of Business Services for Ameriquest Capital Corporation and directed the Human Resource and Organizational Development functions for Washington Mutual Bank, American Savings Bank and Great Western Bank. Dr. Rosenberg earned a Bachelor of Science degree in Psychology from Ohio University, a Masters of Science degree in Industrial Psychology from California State University, Long Beach, and a Ph.D. degree in Psychology with an emphasis on Organizational Behavior from Claremont Graduate University, which is the graduate university of the Claremont Colleges. We believe that Dr. Rosenberg’s educational and operational experience in managing the human resource and organizational development functions of a number of banking organizations and a real estate investment firm provides insight regarding the Company’s human resource functions, including compensation considerations that will impact the Company’s growth and expansion.

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Dr. Rosenberg has served as a director of the Company since 2007. Dr. Rosenberg is, and since 2005 has served as, President and founder of the consulting firm of M. M. Rosenberg & Associates, which provides executive and organizational development services to public and private companies in the fields of financial services, health care and technology. From 2002 to 2005, Dr. Rosenberg was Chief Executive O#cer for The Picerne Group, an international investment firm investing primarily in real estate, and portfolios of loans. Prior to 2002, Dr. Rosenberg served as Executive Vice President and Director of Business Services for Ameriquest Capital Corporation and directed the Human Resource and Organizational Development functions for Washington Mutual Bank, American Savings Bank and Great Western Bank. Dr. Rosenberg earned a Bachelor of Science degree in Psychology from Ohio University, a Masters of Science degree in Industrial Psychology from California State University, Long Beach, and a Ph.D. degree in Psychology with an emphasis on Organizational Behavior from Claremont Graduate University, which is the graduate university of the Claremont Colleges. We believe that Dr. Rosenberg’s educational and operational experience in managing the human resource and organizational development functions of a number of banking organizations and a real estate investment firm provides insight regarding the Company’s human resource functions, including compensation considerations that will impact the Company’s growth and expansion.

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Diane M. Rubin, CPA Audit Committee Compensation Committee ]Ms. Rubin has served as a director of the Company since 2019. Ms. Rubin is continuing in a career of more than 44 years in accounting and accounting industry and practice oversight roles. In 2022, she was appointed by the Public Company Accounting Oversight Board (PCAOB) to the newly-formed Standards and Emerging Issues Advisory Group. Ms. Rubin was from January 2016 to December 2020, a member of the Board of Trustees of the Financial Accounting Foundation, and in 2019 was elected to serve as the Vice Chair of the Board of Trustees. The Financial Accounting Foundation is the organization responsible for the oversight, administration and appointment of the Financial Accounting Standards Board and the Governmental Accounting Standards Board. From 2012 to 2015 Ms. Rubin served as a member of the Private Company Council, an advisory board that works with the Financial Accounting Standards Board (“FASB”) to determine possible alternatives within GAAP for private companies. From 1996 to 2012 Ms. Rubin served as an Audit Partner and Quality Control Partner with the San Francisco- based Novogradac & Company LLP. In 1989 Ms. Rubin established an independent diversified audit, accounting and tax firm with clients including small businesses, broker/dealers, non-profits and professional organizations. Ms. Rubin has experience in accounting and financial accounting roles with insurance, technology and banking firms. Ms. Rubin started her career with Price Waterhouse & Co. in 1975 in that firm’s audit practice. We believe that Ms. Rubin’s deep knowledge of accounting and auditing qualifies her to serve as a member of our Board.

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Diane M. Rubin, CPA Audit Committee Compensation Committee ]Ms. Rubin has served as a director of the Company since 2019. Ms. Rubin is continuing in a career of more than 44 years in accounting and accounting industry and practice oversight roles. In 2022, she was appointed by the Public Company Accounting Oversight Board (PCAOB) to the newly-formed Standards and Emerging Issues Advisory Group. Ms. Rubin was from January 2016 to December 2020, a member of the Board of Trustees of the Financial Accounting Foundation, and in 2019 was elected to serve as the Vice Chair of the Board of Trustees. The Financial Accounting Foundation is the organization responsible for the oversight, administration and appointment of the Financial Accounting Standards Board and the Governmental Accounting Standards Board. From 2012 to 2015 Ms. Rubin served as a member of the Private Company Council, an advisory board that works with the Financial Accounting Standards Board (“FASB”) to determine possible alternatives within GAAP for private companies. From 1996 to 2012 Ms. Rubin served as an Audit Partner and Quality Control Partner with the San Francisco- based Novogradac & Company LLP. In 1989 Ms. Rubin established an independent diversified audit, accounting and tax firm with clients including small businesses, broker/dealers, non-profits and professional organizations. Ms. Rubin has experience in accounting and financial accounting roles with insurance, technology and banking firms. Ms. Rubin started her career with Price Waterhouse & Co. in 1975 in that firm’s audit practice. We believe that Ms. Rubin’s deep knowledge of accounting and auditing qualifies her to serve as a member of our Board.

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Mr. Sonenshine has served as a director of the Company since 2007. Mr. Sonenshine is, and since 2012, has served as President of Prell Restaurant Group, an operator of fast casual restaurants. From 2006 until 2012, Mr. Sonenshine served as the President and Chief Operating O#cer of Professionals Retirement Strategy, a retirement planning and entity risk management firm. From 1999 to 2005, Mr. Sonenshine was President and co-founder of RSM EquiCo, an investment bank specializing in mergers and acquisitions of privately-held middle market companies. Mr. Sonenshine earned a Bachelor of Science degree in economics and a Bachelor of Administration degree in International Relations from the University of Pennsylvania, and a J.D. degree and a MBA degree from the University of Southern California. We believe Mr. Sonenshine’s experience as President of a retirement planning firm is valuable to the Board in overseeing FFA’s wealth management and investment advisory business.

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Mr. Sonenshine has served as a director of the Company since 2007. Mr. Sonenshine is, and since 2012, has served as President of Prell Restaurant Group, an operator of fast casual restaurants. From 2006 until 2012, Mr. Sonenshine served as the President and Chief Operating O#cer of Professionals Retirement Strategy, a retirement planning and entity risk management firm. From 1999 to 2005, Mr. Sonenshine was President and co-founder of RSM EquiCo, an investment bank specializing in mergers and acquisitions of privately-held middle market companies. Mr. Sonenshine earned a Bachelor of Science degree in economics and a Bachelor of Administration degree in International Relations from the University of Pennsylvania, and a J.D. degree and a MBA degree from the University of Southern California. We believe Mr. Sonenshine’s experience as President of a retirement planning firm is valuable to the Board in overseeing FFA’s wealth management and investment advisory business.

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Gabriel Vazquez Mr. Vazquez has served as a director of the Company since 2023. He is, and has been since 2016, the Vice President and Associate General Counsel for Operations for Vistra Corp. (“Vistra”) (NYSE: VST), a leading Fortune 500 integrated power company based in Irving, Texas. In addition to managing and supporting the legal operations of Vistra and its national retail energy businesses, Mr. Vazquez oversees the legal department’s operations (including fiscal reporting and department project planning), and also facilitates the execution of Vistra’s enterprise crisis management program. Prior to his current role, Mr. Vazquez served as general counsel for TXU Energy, a wholly-owned subsidiary of Vistra, from 2008 to 2016. He was previously a corporate attorney for Michaels Stores, Inc. and was in private practice with the law firm of Gardere Wynne, which has since merged with Foley & Lardner LLP. Mr. Vazquez currently serves on the Board of Trustees and on the Executive Committee of the Dallas Bar Foundation and is the current Secretary-Treasurer. He also serves on the non-profit board of the Jesuit College Preparatory School of Dallas Foundation Inc. as a trustee and as a member of the Development Committee, and he is president of the Alumni Board. Mr. Vazquez received his undergraduate degree from Southern Methodist University and his law degree from Southern Methodist University’s Dedman School of Law, where he was a Sarah T. Hughes Fellow. We believe Mr. Vazquez’s background as a senior leader in a large, highly-regulated and publicly-traded business qualifies him to serve as a member of our Board.

Board of Directors First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates. Key Board Statistics Directors 10 % Gender or of Ethnic Diversity 30 % Independent 70 Rick Keller Jr., CFP® Chairman Of The Board First Foundation Read More Scott F. Kavanaugh President & Chief Executive Officer First Foundation Read More Max Briggs, CFP® Audit Committee Nominating and Corporate Governance Committee Read More John A. Hakopian President First Foundation Advisors Read More David Lake Compensation Committee Read More Elizabeth A. Pagliarini Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee Read More Mitchell M. Rosenberg, Ph.D. Compensation Committee, Nominating and Corporate Governance Committee Read More Diane M. Rubin, CPA Audit Committee Compensation Committee Read More Jacob P. Sonenshine, J.D., CFA® Audit Committee Nominating and Corporate Governance Committee Read More Gabriel Vazquez Read More Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Gabriel Vazquez Mr. Vazquez has served as a director of the Company since 2023. He is, and has been since 2016, the Vice President and Associate General Counsel for Operations for Vistra Corp. (“Vistra”) (NYSE: VST), a leading Fortune 500 integrated power company based in Irving, Texas. In addition to managing and supporting the legal operations of Vistra and its national retail energy businesses, Mr. Vazquez oversees the legal department’s operations (including fiscal reporting and department project planning), and also facilitates the execution of Vistra’s enterprise crisis management program. Prior to his current role, Mr. Vazquez served as general counsel for TXU Energy, a wholly-owned subsidiary of Vistra, from 2008 to 2016. He was previously a corporate attorney for Michaels Stores, Inc. and was in private practice with the law firm of Gardere Wynne, which has since merged with Foley & Lardner LLP. Mr. Vazquez currently serves on the Board of Trustees and on the Executive Committee of the Dallas Bar Foundation and is the current Secretary-Treasurer. He also serves on the non-profit board of the Jesuit College Preparatory School of Dallas Foundation Inc. as a trustee and as a member of the Development Committee, and he is president of the Alumni Board. Mr. Vazquez received his undergraduate degree from Southern Methodist University and his law degree from Southern Methodist University’s Dedman School of Law, where he was a Sarah T. Hughes Fellow. We believe Mr. Vazquez’s background as a senior leader in a large, highly-regulated and publicly-traded business qualifies him to serve as a member of our Board.

Background on Driver Management and Its Nominee In light of Driver’s incessant efforts to attack First Foundation we feel it is important that our stockholders have the facts. Investors should understand how the reckless, disingenuous and self-serving behavior is seeking to distract management at a critical time and wasting stockholder resources. Driver’s History Of Shareholder Activism: Driver Management and Abbott Cooper have engaged in several other proxy fights in addition to First Foundation. We have detailed a few of these other campaigns below. National Bankshares: Driver Management filed a contested preliminary proxy statement urging stockholders of National Bankshares Inc. to vote in favor of Driver’s Board nominees. Unsurprisingly, one of those nominees included Mr. Cooper himself. Knowing his self-nomination was a fluke, Driver withdrew its nominees for the Company’s Board of Directors on March 31, 2023. Click here to see Driver’s numerous SEC filings against National Bankshares AmeriServ Financial Inc: In January of 2023, Driver Management filed to amend company policy and gain board representation. Driver nominated 3 directors to the ASRV board at the 2023 AGM and criticized the Company for being a constant underperformer. In March 2023, the Company sued Driver on the grounds that Driver’s nomination notice was invalid. To the best of our knowledge, the litigation is ongoing. Click here to see Driver’s numerous SEC filings against AmeriServ Financial. First United Corp: Despite publicly badgering First United in 2019, resulting in a lawsuit seeking declaratory relief concerning Driver Management’s ability to vote its shares and nominate directors, Driver nominated Abbott Cooper to the Board of Directors in 2021. First United entered into a stock purchase, cooperation, and settlement agreement with Driver Management. Pursuant to the cooperation agreement, Driver Management agreed to withdraw its intent to nominate a director and any other stockholder proposals. Driver has a demonstrated history of initiating distracting campaigns only to realize at the last second that he cannot win on the merits. Click here to see Driver’s numerous SEC filings against First United Corp. Allison Ball: Further Proving Driver’s Negligence Driver’s nomination of Ms. Ball was incomplete and raises questions if he conducted proper due diligence. Hell or High Water Podcast: Driver noted to the Orange County Business Journal that he “didn’t know about the podcast” before soliciting the candidates. While Driver failed to do this due diligence, the First Foundation Board takes its role as a steward for shareholders very seriously. Unlike Driver, we conduct a thorough review of any nominee. Other Omissions in Driver’s Nomination Notice: Not only did Driver and Ms. Ball neglect to report the podcast, Ms. Ball is currently employed at Fair People for People, Inc. d/b/a “Grata” or “Grata Pro” holding the position of Chief Product O!cer, which was announced in December 2022. Neither the Notice Materials nor anything subsequently disclosed by Driver to First Foundation make any reference to Ms. Ball’s employment at Grata. Additionally, Ms. Ball failed to disclose her position as the Chief Operating O!cer at now-failed Driver (a former healthcare-related startup). Red flags in the Due Diligence Process: As a publicly traded financial institution, it is essential that board nominees have the competence to operate in a highly regulated environment. Public commentary expressing a willingness to break rules is an immediate red flag: In her podcast Ms. Ball explicitly said, “The reality is that the people who win are the people who buck the system, who don’t follow the rules. Break all the rules. … If you can follow the letter of the law (pause) gosh, I feel like maybe this isn’t what we should be recording.” (Episode 27, “Trust No One,” Hell or High Ranch Water Podcast, November 2021, Start time: 03:56) Banks play a vital role in the communities in which they operate. We know this as a best-in-class regional bank. We thought Driver would understand this as well. Banks must hold their board members to a high standard and ensure they can engage properly with the community. Ms. Ball has demonstrated that she sometimes lacks this commitment: Ms. Ball said in her podcast, “And then it happened, someone came to me {Lila interjects: (…) ”The Police are here!”} (…) “I like talking to the cops, but people don’t necessarily trust me to interface with the cops, I don’t know why, nothing has gone sideways ever (…) If it were really up to me I would want to convince the guy to come inside and start drinking with us.” (Episode 28, “The Reception,” Hell or High Ranch Water Podcast, November 2021, Start time: 28:20) Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Background on Driver Management and Its Nominee In light of Driver’s incessant efforts to attack First Foundation we feel it is important that our stockholders have the facts. Investors should understand how the reckless, disingenuous and self-serving behavior is seeking to distract management at a critical time and wasting stockholder resources. Driver’s History Of Shareholder Activism: Driver Management and Abbott Cooper have engaged in several other proxy fights in addition to First Foundation. We have detailed a few of these other campaigns below. National Bankshares: Driver Management filed a contested preliminary proxy statement urging stockholders of National Bankshares Inc. to vote in favor of Driver’s Board nominees. Unsurprisingly, one of those nominees included Mr. Cooper himself. Knowing his self-nomination was a fluke, Driver withdrew its nominees for the Company’s Board of Directors on March 31, 2023. Click here to see Driver’s numerous SEC filings against National Bankshares AmeriServ Financial Inc: In January of 2023, Driver Management filed to amend company policy and gain board representation. Driver nominated 3 directors to the ASRV board at the 2023 AGM and criticized the Company for being a constant underperformer. In March 2023, the Company sued Driver on the grounds that Driver’s nomination notice was invalid. To the best of our knowledge, the litigation is ongoing. Click here to see Driver’s numerous SEC filings against AmeriServ Financial. First United Corp: Despite publicly badgering First United in 2019, resulting in a lawsuit seeking declaratory relief concerning Driver Management’s ability to vote its shares and nominate directors, Driver nominated Abbott Cooper to the Board of Directors in 2021. First United entered into a stock purchase, cooperation, and settlement agreement with Driver Management. Pursuant to the cooperation agreement, Driver Management agreed to withdraw its intent to nominate a director and any other stockholder proposals. Driver has a demonstrated history of initiating distracting campaigns only to realize at the last second that he cannot win on the merits. Click here to see Driver’s numerous SEC filings against First United Corp. Allison Ball: Further Proving Driver’s Negligence Driver’s nomination of Ms. Ball was incomplete and raises questions if he conducted proper due diligence. Hell or High Water Podcast: Driver noted to the Orange County Business Journal that he “didn’t know about the podcast” before soliciting the candidates. While Driver failed to do this due diligence, the First Foundation Board takes its role as a steward for shareholders very seriously. Unlike Driver, we conduct a thorough review of any nominee. Other Omissions in Driver’s Nomination Notice: Not only did Driver and Ms. Ball neglect to report the podcast, Ms. Ball is currently employed at Fair People for People, Inc. d/b/a “Grata” or “Grata Pro” holding the position of Chief Product O!cer, which was announced in December 2022. Neither the Notice Materials nor anything subsequently disclosed by Driver to First Foundation make any reference to Ms. Ball’s employment at Grata. Additionally, Ms. Ball failed to disclose her position as the Chief Operating O!cer at now-failed Driver (a former healthcare-related startup). Red flags in the Due Diligence Process: As a publicly traded financial institution, it is essential that board nominees have the competence to operate in a highly regulated environment. Public commentary expressing a willingness to break rules is an immediate red flag: In her podcast Ms. Ball explicitly said, “The reality is that the people who win are the people who buck the system, who don’t follow the rules. Break all the rules. … If you can follow the letter of the law (pause) gosh, I feel like maybe this isn’t what we should be recording.” (Episode 27, “Trust No One,” Hell or High Ranch Water Podcast, November 2021, Start time: 03:56) Banks play a vital role in the communities in which they operate. We know this as a best-in-class regional bank. We thought Driver would understand this as well. Banks must hold their board members to a high standard and ensure they can engage properly with the community. Ms. Ball has demonstrated that she sometimes lacks this commitment: Ms. Ball said in her podcast, “And then it happened, someone came to me {Lila interjects: (…) ”The Police are here!”} (…) “I like talking to the cops, but people don’t necessarily trust me to interface with the cops, I don’t know why, nothing has gone sideways ever (…) If it were really up to me I would want to convince the guy to come inside and start drinking with us.” (Episode 28, “The Reception,” Hell or High Ranch Water Podcast, November 2021, Start time: 28:20) Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

Background on Driver Management and Its Nominee In light of Driver’s incessant efforts to attack First Foundation we feel it is important that our stockholders have the facts. Investors should understand how the reckless, disingenuous and self-serving behavior is seeking to distract management at a critical time and wasting stockholder resources. Driver’s History Of Shareholder Activism: Driver Management and Abbott Cooper have engaged in several other proxy fights in addition to First Foundation. We have detailed a few of these other campaigns below. National Bankshares: Driver Management filed a contested preliminary proxy statement urging stockholders of National Bankshares Inc. to vote in favor of Driver’s Board nominees. Unsurprisingly, one of those nominees included Mr. Cooper himself. Knowing his self-nomination was a fluke, Driver withdrew its nominees for the Company’s Board of Directors on March 31, 2023. Click here to see Driver’s numerous SEC filings against National Bankshares AmeriServ Financial Inc: In January of 2023, Driver Management filed to amend company policy and gain board representation. Driver nominated 3 directors to the ASRV board at the 2023 AGM and criticized the Company for being a constant underperformer. In March 2023, the Company sued Driver on the grounds that Driver’s nomination notice was invalid. To the best of our knowledge, the litigation is ongoing. Click here to see Driver’s numerous SEC filings against AmeriServ Financial. First United Corp: Despite publicly badgering First United in 2019, resulting in a lawsuit seeking declaratory relief concerning Driver Management’s ability to vote its shares and nominate directors, Driver nominated Abbott Cooper to the Board of Directors in 2021. First United entered into a stock purchase, cooperation, and settlement agreement with Driver Management. Pursuant to the cooperation agreement, Driver Management agreed to withdraw its intent to nominate a director and any other stockholder proposals. Driver has a demonstrated history of initiating distracting campaigns only to realize at the last second that he cannot win on the merits. Click here to see Driver’s numerous SEC filings against First United Corp. Allison Ball: Further Proving Driver’s Negligence Driver’s nomination of Ms. Ball was incomplete and raises questions if he conducted proper due diligence. Hell or High Water Podcast: Driver noted to the Orange County Business Journal that he “didn’t know about the podcast” before soliciting the candidates. While Driver failed to do this due diligence, the First Foundation Board takes its role as a steward for shareholders very seriously. Unlike Driver, we conduct a thorough review of any nominee. Other Omissions in Driver’s Nomination Notice: Not only did Driver and Ms. Ball neglect to report the podcast, Ms. Ball is currently employed at Fair People for People, Inc. d/b/a “Grata” or “Grata Pro” holding the position of Chief Product O!cer, which was announced in December 2022. Neither the Notice Materials nor anything subsequently disclosed by Driver to First Foundation make any reference to Ms. Ball’s employment at Grata. Additionally, Ms. Ball failed to disclose her position as the Chief Operating O!cer at now-failed Driver (a former healthcare-related startup). Red flags in the Due Diligence Process: As a publicly traded financial institution, it is essential that board nominees have the competence to operate in a highly regulated environment. Public commentary expressing a willingness to break rules is an immediate red flag: In her podcast Ms. Ball explicitly said, “The reality is that the people who win are the people who buck the system, who don’t follow the rules. Break all the rules. … If you can follow the letter of the law (pause) gosh, I feel like maybe this isn’t what we should be recording.” (Episode 27, “Trust No One,” Hell or High Ranch Water Podcast, November 2021, Start time: 03:56) Banks play a vital role in the communities in which they operate. We know this as a best-in-class regional bank. We thought Driver would understand this as well. Banks must hold their board members to a high standard and ensure they can engage properly with the community. Ms. Ball has demonstrated that she sometimes lacks this commitment: Ms. Ball said in her podcast, “And then it happened, someone came to me {Lila interjects: (…) ”The Police are here!”} (…) “I like talking to the cops, but people don’t necessarily trust me to interface with the cops, I don’t know why, nothing has gone sideways ever (…) If it were really up to me I would want to convince the guy to come inside and start drinking with us.” (Episode 28, “The Reception,” Hell or High Ranch Water Podcast, November 2021, Start time: 28:20) Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " Background on Driver Management and Its Nominee In light of Driver’s incessant efforts to attack First Foundation we feel it is important that our stockholders have the facts. Investors should understand how the reckless, disingenuous and self-serving behavior is seeking to distract management at a critical time and wasting stockholder resources. Driver’s History Of Shareholder Activism: Driver Management and Abbott Cooper have engaged in several other proxy fights in addition to First Foundation. We have detailed a few of these other campaigns below. National Bankshares: Driver Management filed a contested preliminary proxy statement urging stockholders of National Bankshares Inc. to vote in favor of Driver’s Board nominees. Unsurprisingly, one of those nominees included Mr. Cooper himself. Knowing his self-nomination was a fluke, Driver withdrew its nominees for the Company’s Board of Directors on March 31, 2023. Click here to see Driver’s numerous SEC filings against National Bankshares AmeriServ Financial Inc: In January of 2023, Driver Management filed to amend company policy and gain board representation. Driver nominated 3 directors to the ASRV board at the 2023 AGM and criticized the Company for being a constant underperformer. In March 2023, the Company sued Driver on the grounds that Driver’s nomination notice was invalid. To the best of our knowledge, the litigation is ongoing. Click here to see Driver’s numerous SEC filings against AmeriServ Financial. First United Corp: Despite publicly badgering First United in 2019, resulting in a lawsuit seeking declaratory relief concerning Driver Management’s ability to vote its shares and nominate directors, Driver nominated Abbott Cooper to the Board of Directors in 2021. First United entered into a stock purchase, cooperation, and settlement agreement with Driver Management. Pursuant to the cooperation agreement, Driver Management agreed to withdraw its intent to nominate a director and any other stockholder proposals. Driver has a demonstrated history of initiating distracting campaigns only to realize at the last second that he cannot win on the merits. Click here to see Driver’s numerous SEC filings against First United Corp. Allison Ball: Further Proving Driver’s Negligence Driver’s nomination of Ms. Ball was incomplete and raises questions if he conducted proper due diligence. Hell or High Water Podcast: Driver noted to the Orange County Business Journal that he “didn’t know about the podcast” before soliciting the candidates. While Driver failed to do this due diligence, the First Foundation Board takes its role as a steward for shareholders very seriously. Unlike Driver, we conduct a thorough review of any nominee. Other Omissions in Driver’s Nomination Notice: Not only did Driver and Ms. Ball neglect to report the podcast, Ms. Ball is currently employed at Fair People for People, Inc. d/b/a “Grata” or “Grata Pro” holding the position of Chief Product O!cer, which was announced in December 2022. Neither the Notice Materials nor anything subsequently disclosed by Driver to First Foundation make any reference to Ms. Ball’s employment at Grata. Additionally, Ms. Ball failed to disclose her position as the Chief Operating O!cer at now-failed Driver (a former healthcare-related startup). Red flags in the Due Diligence Process: As a publicly traded financial institution, it is essential that board nominees have the competence to operate in a highly regulated environment. Public commentary expressing a willingness to break rules is an immediate red flag: In her podcast Ms. Ball explicitly said, “The reality is that the people who win are the people who buck the system, who don’t follow the rules. Break all the rules. … If you can follow the letter of the law (pause) gosh, I feel like maybe this isn’t what we should be recording.” (Episode 27, “Trust No One,” Hell or High Ranch Water Podcast, November 2021, Start time: 03:56) Banks play a vital role in the communities in which they operate. We know this as a best-in-class regional bank. We thought Driver would understand this as well. Banks must hold their board members to a high standard and ensure they can engage properly with the community. Ms. Ball has demonstrated that she sometimes lacks this commitment: Ms. Ball said in her podcast, “And then it happened, someone came to me {Lila interjects: (…) ”The Police are here!”} (…) “I like talking to the cops, but people don’t necessarily trust me to interface with the cops, I don’t know why, nothing has gone sideways ever (…) If it were really up to me I would want to convince the guy to come inside and start drinking with us.” (Episode 28, “The Reception,” Hell or High Ranch Water Podcast, November 2021, Start time: 28:20) Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

FIRST FOUNDATION

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Proposals and Recommendations on How to Vote

Vote the BLUE proxy card today and reject the nomination of Ms. Ball to the First Foundation Board of Directors

If you are a registered shareholder (you hold shares in your name directly on the books of our transfer agent, Broadridge Corporate Issuer Solutions ("Broadridge"), and not through a bank, broker, or other nominee) you may choose to submit your proxy to have your shares voted in advance of the Annual Meeting either by mail or online.

To submit your vote, you must locate your **BLUE** proxy card or voting instruction form. Once you've located your **BLUE** proxy card or voting instruction form, simply follow either of these easy ways to vote below:

> **Vote Online**: If you are a registered shareholder, you may submit your proxy online by following the instructions provided in the mailed materials or email you received. If your shares are held directly with First Foundation's transfer agent, please access the website included on your proxy card and following the instructions provided. You may navigate through the voting site by entering your 15-digit control number found on your **BLUE** proxy card. Have your proxy card ready when you access the site and follow the prompts to record your vote.
>
> If your shares are held with a bank, broker or other nominee please follow the instructions included on the **BLUE** voting instruction form received in the mail or by email. In the event you have not yet received any proxy materials please call your bank, broker or other nominee and request your unique **BLUE** control number to vote online at the website provided.
>
> **Vote by Mail**: If you received materials for the Annual Meeting through the mail, you may choose to grant your proxy by completing, signing, dating, and returning the enclosed **BLUE** proxy card in the postage-paid envelope provided.

You may receive multiple mailings of proxy materials from First Foundation or Driver Management over the coming weeks. This is to be expected in a proxy contest. Because shareholders can change their vote at any time by submitting another proxy card or voting instruction form, each side will continue to mail materials to shareholders until the meeting. **We encourage you to vote every BLUE proxy card you receive. The latest dated proxy you submit will be counted, and, if you wish to vote as recommended by our Board, then you should only submit BLUE proxy cards.**

If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor:

Morrow Sodali LLC
509 Madison Avenue, Suite 1206
New York, NY 10022
Banks and Brokers Call:(203) 658-9400
Stockholders Call Toll Free:(800) 662-5200
E-mail:FFWM@info.morrowsodali.com

Contact

General Inquiries

Shannon Wherry
Director of Corporate Communications
swherry@ff-inc.com
(469) 638-9642

Investor Inquiries

Shannon Wherry
Director of Corporate Communications
swherry@ff-inc.com
(469) 638-9642

Media Inquiries

Val Mack
FTI Consulting
Val.Mack@fticonsulting.com
(212) 841-9308

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FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. Abbott Cooper is the founder and managing member of Driver Management Company LLC, an activist investor focused on the banking sector. Mr. Cooper is also a stockholder of First Foundation. On December 30, 2022, Mr. Cooper submitted a notice of intent to nominate two directors to our board of directors for election by stockholder at the Company’s upcoming annual meeting. Who is Abbott Cooper and why did he engage with First Foundation? ! How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. Abbott Cooper is the founder and managing member of Driver Management Company LLC, an activist investor focused on the banking sector. Mr. Cooper is also a stockholder of First Foundation. On December 30, 2022, Mr. Cooper submitted a notice of intent to nominate two directors to our board of directors for election by stockholder at the Company’s upcoming annual meeting. Who is Abbott Cooper and why did he engage with First Foundation? ! How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. In its nomination notice, Driver nominated two directors to the First Foundation Board of Directors. In February 2023, one of Driver’s nominees, Lila Flores, rescinded her nomination. Driver’s other nominee, Allison Ball, currently stands for election. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? ! Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media # FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. In its nomination notice, Driver nominated two directors to the First Foundation Board of Directors. In February 2023, one of Driver’s nominees, Lila Flores, rescinded her nomination. Driver’s other nominee, Allison Ball, currently stands for election. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? ! Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. In its nomination notice, Driver nominated two directors to the First Foundation Board of Directors. In February 2023, one of Driver’s nominees, Lila Flores, rescinded her nomination. Driver’s other nominee, Allison Ball, currently stands for election. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? ! Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media # FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. In its nomination notice, Driver nominated two directors to the First Foundation Board of Directors. In February 2023, one of Driver’s nominees, Lila Flores, rescinded her nomination. Driver’s other nominee, Allison Ball, currently stands for election. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? ! Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. Abbott Cooper filed a complaint in the Court of Chancery of the State of Delaware against First Foundation alleging that the Company wrongfully rejected his nominations. To prevent further unnecessary drain on our stockholder resources, First Foundation announced a settlement agreement with Driver on April 25, 2023. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? ! How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. Abbott Cooper filed a complaint in the Court of Chancery of the State of Delaware against First Foundation alleging that the Company wrongfully rejected his nominations. To prevent further unnecessary drain on our stockholder resources, First Foundation announced a settlement agreement with Driver on April 25, 2023. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? ! How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. On April 25, we announced a litigation settlement to avoid further drain of stockholder resources. We remain committed to acting in the best interest of stockholders as we have always done. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? ! Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media # FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. On April 25, we announced a litigation settlement to avoid further drain of stockholder resources. We remain committed to acting in the best interest of stockholders as we have always done. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? ! Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. On April 25, we announced a litigation settlement to avoid further drain of stockholder resources. We remain committed to acting in the best interest of stockholders as we have always done. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? ! Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media # FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. On April 25, we announced a litigation settlement to avoid further drain of stockholder resources. We remain committed to acting in the best interest of stockholders as we have always done. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? ! Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. As a result of the settlement agreement announced on April 25, 2023, Driver’s nominee, Alison Ball, will be permitted to stand for election to First Foundation’s Board of Directors. As such, the Company has amended its proxy statement and the accompanying blue proxy card to reflect that development. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? ! Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media # FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. As a result of the settlement agreement announced on April 25, 2023, Driver’s nominee, Alison Ball, will be permitted to stand for election to First Foundation’s Board of Directors. As such, the Company has amended its proxy statement and the accompanying blue proxy card to reflect that development. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? ! Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. As a result of the settlement agreement announced on April 25, 2023, Driver’s nominee, Alison Ball, will be permitted to stand for election to First Foundation’s Board of Directors. As such, the Company has amended its proxy statement and the accompanying blue proxy card to reflect that development. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? ! Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media # FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. As a result of the settlement agreement announced on April 25, 2023, Driver’s nominee, Alison Ball, will be permitted to stand for election to First Foundation’s Board of Directors. As such, the Company has amended its proxy statement and the accompanying blue proxy card to reflect that development. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? ! Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. On April 26, 2023, we announced the new appointment of Gabriel Vazquez to fill a vacancy on our Board of Directors. Mr. Vazquez brings a wealth of experience as a senior leader in a large, highly regulated and publicly-traded business makes him a strong addition to our Board. With his appointment, we currently have 10 directors, 30% of which are gender, racial or ethnically diverse. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? ! Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. On April 26, 2023, we announced the new appointment of Gabriel Vazquez to fill a vacancy on our Board of Directors. Mr. Vazquez brings a wealth of experience as a senior leader in a large, highly regulated and publicly-traded business makes him a strong addition to our Board. With his appointment, we currently have 10 directors, 30% of which are gender, racial or ethnically diverse. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? ! Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. We do not disclose the content of private conversations we have with any individual investors, but we of course welcome engagement with all of our stockholders. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? ! How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media # FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. We do not disclose the content of private conversations we have with any individual investors, but we of course welcome engagement with all of our stockholders. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? ! How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. We do not disclose the content of private conversations we have with any individual investors, but we of course welcome engagement with all of our stockholders. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? ! How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media # FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. We do not disclose the content of private conversations we have with any individual investors, but we of course welcome engagement with all of our stockholders. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? ! How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. Driver claims to own 354,000 shares of common stock in its public filings, but those shares are owned across separately managed accounts (SMA). Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? ! Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media # FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. Driver claims to own 354,000 shares of common stock in its public filings, but those shares are owned across separately managed accounts (SMA). Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? ! Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. Driver claims to own 354,000 shares of common stock in its public filings, but those shares are owned across separately managed accounts (SMA). Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? ! Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media # FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. Driver claims to own 354,000 shares of common stock in its public filings, but those shares are owned across separately managed accounts (SMA). Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? ! Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. Driver has made false and inflammatory claims about First Foundation. Driver chose to ascribe bad faith motives to the Company based on communications from our General Counsel and outside counsel to the registered agent of the business entity that Ms. Ball and Ms. Flores operated, which Driver and their purported nominees failed to disclose. Recognizing that litigation related to the undisclosed entity could arise, First Foundation took the prudent step of requesting that the registered agent retain documents that could be relevant to understanding why Driver concealed Ms. Ball’s business entity from the Company. Unfortunately, Driver continuously interjected in this communication, claiming that the Company lacked a legal right to ask for documents to be preserved. This necessitated several exchanges with the registered agent and the Texas law firm where he is employed as an attorney. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? ! What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. Driver has made false and inflammatory claims about First Foundation. Driver chose to ascribe bad faith motives to the Company based on communications from our General Counsel and outside counsel to the registered agent of the business entity that Ms. Ball and Ms. Flores operated, which Driver and their purported nominees failed to disclose. Recognizing that litigation related to the undisclosed entity could arise, First Foundation took the prudent step of requesting that the registered agent retain documents that could be relevant to understanding why Driver concealed Ms. Ball’s business entity from the Company. Unfortunately, Driver continuously interjected in this communication, claiming that the Company lacked a legal right to ask for documents to be preserved. This necessitated several exchanges with the registered agent and the Texas law firm where he is employed as an attorney. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? ! What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. First Foundation actively engages its stockholders, including regular communication through quarterly earnings calls and annual stockholder meetings, as well as one-on-one meetings with stockholders and investors. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? ! What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media # FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. First Foundation actively engages its stockholders, including regular communication through quarterly earnings calls and annual stockholder meetings, as well as one-on-one meetings with stockholders and investors. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? ! What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. First Foundation actively engages its stockholders, including regular communication through quarterly earnings calls and annual stockholder meetings, as well as one-on-one meetings with stockholders and investors. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? ! What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media # FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. First Foundation actively engages its stockholders, including regular communication through quarterly earnings calls and annual stockholder meetings, as well as one-on-one meetings with stockholders and investors. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? ! What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? + Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. First Foundation is committed to stockholder value creation. We are confident that our resilient core business, strong liquidity position and diversified mix of deposits will ensure our long-term success. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? ! Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media # FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. First Foundation is committed to stockholder value creation. We are confident that our resilient core business, strong liquidity position and diversified mix of deposits will ensure our long-term success. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? ! Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. First Foundation is committed to stockholder value creation. We are confident that our resilient core business, strong liquidity position and diversified mix of deposits will ensure our long-term success. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? ! Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media # FAQs Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business. First Foundation is committed to stockholder value creation. We are confident that our resilient core business, strong liquidity position and diversified mix of deposits will ensure our long-term success. Who is Abbott Cooper and why did he engage with First Foundation? + How many directors did Driver attempt to nominate to the board of First Foundation? + Why did Abbott Cooper file litigation against First Foundation? + How did the litigation impact First Foundation financially? + Was Driver’s litigation successful? + Does First Foundation plan on adding any directors in the near future? + Are Abbott Cooper and Driver Management Company the only stockholders you’ve had these discussions with? + How many shares does Driver Management Company own? + Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? + What is First Foundation’s track record with respect to stockholder engagement? + What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? ! Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@!-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer " Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media #

News & Media Press Releases 05/15/2023 First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders In conjunction with the definitive proxy filing, First Foundation is mailing the following letter from the First Foundation Board of Directors to First Foundation’s Stockholders.... Read More 04/28/2023 First Foundation Announces Litigation Settlement with Driver Management We believe that Driver and its candidate have attempted to create an enormous distraction for this bank at a time when we have significantly more important matters to attend to.... Read More 02/02/2023 First Foundation Inc. Comments on Actions by Driver Management First Foundation is committed to acting in the best interests of all its stockholders and the communities and clients that we serve. It is not our practice to comment publicly... Read More Relevant Media Coverage 04/28/2023 BLOOMBERG LAW First Foundation Has Board Deal With Driver, Ending Court Fight First Foundation Inc. agreed to end litigation over its board nomination deadline by letting stockholders vote on a director candidate put forward by a Driver Management Co. a!liate. Read More 04/28/2023 ORANGE COUNTY BUSINESS JOURNAL First Foundation Reaches Deal With Activist First Foundation Inc., a Dallas-based bank and wealth manager with significant operations in Irvine, said it has reached an agreement with activist investor Driver Management Company LLC to permit its nominee, Allison Ball, to run for the election on the board of directors. Read More 03/08/2023 BLOOMBERG LAW First Foundation Accused of Gamesmanship to Beat Board Fight An activist investor sued board members at First Foundation Inc., claiming they’ve fabricated a series of pretexts to block a vote on two dissident director nominees. Read More 03/08/2023 LAW360 Del. Suit Says Texas Bank Co. Harassed Board Nominees An activist investment fund has sued Texas bank holding company First Foundation Inc. in Delaware’s Court of Chancery, alleging harassment of its proposed nominees to the company’s board… Read More 03/03/2023 AMERICAN BANKER First Foundation row with Abbott Cooper moves closer to court Activist investor Abbott Cooper’s campaign to elect two allies to seats on Dallas-based First Foundation Inc.’s board of directors recently hit a snag when one of his candidates withdrew from consideration. Meanwhile, Cooper has hired an attorney to challenge First Foundation’s decision invalidating the remaining candidate’s nomination. In a letter Wednesday to First Foundation’s attorneys, Michael Swartz — Cooper’s lawyer — wrote that all the deficiencies in the application questionnaire candidate Allison Ball submitted last month were either mooted by the withdrawal of Cooper’s other candidate, Lila Flores, or addressed in subsequent communications to First Foundation. Read More 02/22/2023 AMERICAN BANKER Activist investor steps up campaign for seats on First Foundation’s board It has recently come to my attention that Christopher Naghibi, who was appointed as chief operating o!cer of First Foundation Bank (“FF Bank”) on December 6, 2022 and who previously served as chief credit o!cer FF Bank since October 2014, was appointed to the board of directors of Friendly Hills Bancorp (“FHLB”) on December 22, 2021 pursuant to the terms of Settlement Agreement between FHLB and Frank Kavanaugh, a shareholder of FHLB. 1 It appears that Mr. Naghibi served on the board of FHLB, as well as its banking subsidiary, Friendly Hills Bank, until September 6, 2022. Read More SEC Filings Click here for SEC Filings Definitive Proxy Statement Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " News & Media Press Releases 05/15/2023 First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders In conjunction with the definitive proxy filing, First Foundation is mailing the following letter from the First Foundation Board of Directors to First Foundation’s Stockholders.... Read More 04/28/2023 First Foundation Announces Litigation Settlement with Driver Management We believe that Driver and its candidate have attempted to create an enormous distraction for this bank at a time when we have significantly more important matters to attend to.... Read More 02/02/2023 First Foundation Inc. Comments on Actions by Driver Management First Foundation is committed to acting in the best interests of all its stockholders and the communities and clients that we serve. It is not our practice to comment publicly... Read More Relevant Media Coverage 04/28/2023 BLOOMBERG LAW First Foundation Has Board Deal With Driver, Ending Court Fight First Foundation Inc. agreed to end litigation over its board nomination deadline by letting stockholders vote on a director candidate put forward by a Driver Management Co. a!liate. Read More 04/28/2023 ORANGE COUNTY BUSINESS JOURNAL First Foundation Reaches Deal With Activist First Foundation Inc., a Dallas-based bank and wealth manager with significant operations in Irvine, said it has reached an agreement with activist investor Driver Management Company LLC to permit its nominee, Allison Ball, to run for the election on the board of directors. Read More 03/08/2023 BLOOMBERG LAW First Foundation Accused of Gamesmanship to Beat Board Fight An activist investor sued board members at First Foundation Inc., claiming they’ve fabricated a series of pretexts to block a vote on two dissident director nominees. Read More 03/08/2023 LAW360 Del. Suit Says Texas Bank Co. Harassed Board Nominees An activist investment fund has sued Texas bank holding company First Foundation Inc. in Delaware’s Court of Chancery, alleging harassment of its proposed nominees to the company’s board… Read More 03/03/2023 AMERICAN BANKER First Foundation row with Abbott Cooper moves closer to court Activist investor Abbott Cooper’s campaign to elect two allies to seats on Dallas-based First Foundation Inc.’s board of directors recently hit a snag when one of his candidates withdrew from consideration. Meanwhile, Cooper has hired an attorney to challenge First Foundation’s decision invalidating the remaining candidate’s nomination. In a letter Wednesday to First Foundation’s attorneys, Michael Swartz — Cooper’s lawyer — wrote that all the deficiencies in the application questionnaire candidate Allison Ball submitted last month were either mooted by the withdrawal of Cooper’s other candidate, Lila Flores, or addressed in subsequent communications to First Foundation. Read More 02/22/2023 AMERICAN BANKER Activist investor steps up campaign for seats on First Foundation’s board It has recently come to my attention that Christopher Naghibi, who was appointed as chief operating o!cer of First Foundation Bank (“FF Bank”) on December 6, 2022 and who previously served as chief credit o!cer FF Bank since October 2014, was appointed to the board of directors of Friendly Hills Bancorp (“FHLB”) on December 22, 2021 pursuant to the terms of Settlement Agreement between FHLB and Frank Kavanaugh, a shareholder of FHLB. 1 It appears that Mr. Naghibi served on the board of FHLB, as well as its banking subsidiary, Friendly Hills Bank, until September 6, 2022. Read More SEC Filings Click here for SEC Filings Definitive Proxy Statement Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

News & Media Press Releases 05/15/2023 First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders In conjunction with the definitive proxy filing, First Foundation is mailing the following letter from the First Foundation Board of Directors to First Foundation’s Stockholders.... Read More 04/28/2023 First Foundation Announces Litigation Settlement with Driver Management We believe that Driver and its candidate have attempted to create an enormous distraction for this bank at a time when we have significantly more important matters to attend to.... Read More 02/02/2023 First Foundation Inc. Comments on Actions by Driver Management First Foundation is committed to acting in the best interests of all its stockholders and the communities and clients that we serve. It is not our practice to comment publicly... Read More Relevant Media Coverage 04/28/2023 BLOOMBERG LAW First Foundation Has Board Deal With Driver, Ending Court Fight First Foundation Inc. agreed to end litigation over its board nomination deadline by letting stockholders vote on a director candidate put forward by a Driver Management Co. a!liate. Read More 04/28/2023 ORANGE COUNTY BUSINESS JOURNAL First Foundation Reaches Deal With Activist First Foundation Inc., a Dallas-based bank and wealth manager with significant operations in Irvine, said it has reached an agreement with activist investor Driver Management Company LLC to permit its nominee, Allison Ball, to run for the election on the board of directors. Read More 03/08/2023 BLOOMBERG LAW First Foundation Accused of Gamesmanship to Beat Board Fight An activist investor sued board members at First Foundation Inc., claiming they’ve fabricated a series of pretexts to block a vote on two dissident director nominees. Read More 03/08/2023 LAW360 Del. Suit Says Texas Bank Co. Harassed Board Nominees An activist investment fund has sued Texas bank holding company First Foundation Inc. in Delaware’s Court of Chancery, alleging harassment of its proposed nominees to the company’s board… Read More 03/03/2023 AMERICAN BANKER First Foundation row with Abbott Cooper moves closer to court Activist investor Abbott Cooper’s campaign to elect two allies to seats on Dallas-based First Foundation Inc.’s board of directors recently hit a snag when one of his candidates withdrew from consideration. Meanwhile, Cooper has hired an attorney to challenge First Foundation’s decision invalidating the remaining candidate’s nomination. In a letter Wednesday to First Foundation’s attorneys, Michael Swartz — Cooper’s lawyer — wrote that all the deficiencies in the application questionnaire candidate Allison Ball submitted last month were either mooted by the withdrawal of Cooper’s other candidate, Lila Flores, or addressed in subsequent communications to First Foundation. Read More 02/22/2023 AMERICAN BANKER Activist investor steps up campaign for seats on First Foundation’s board It has recently come to my attention that Christopher Naghibi, who was appointed as chief operating o!cer of First Foundation Bank (“FF Bank”) on December 6, 2022 and who previously served as chief credit o!cer FF Bank since October 2014, was appointed to the board of directors of Friendly Hills Bancorp (“FHLB”) on December 22, 2021 pursuant to the terms of Settlement Agreement between FHLB and Frank Kavanaugh, a shareholder of FHLB. 1 It appears that Mr. Naghibi served on the board of FHLB, as well as its banking subsidiary, Friendly Hills Bank, until September 6, 2022. Read More SEC Filings Click here for SEC Filings Definitive Proxy Statement Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " News & Media Press Releases 05/15/2023 First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders In conjunction with the definitive proxy filing, First Foundation is mailing the following letter from the First Foundation Board of Directors to First Foundation’s Stockholders.... Read More 04/28/2023 First Foundation Announces Litigation Settlement with Driver Management We believe that Driver and its candidate have attempted to create an enormous distraction for this bank at a time when we have significantly more important matters to attend to.... Read More 02/02/2023 First Foundation Inc. Comments on Actions by Driver Management First Foundation is committed to acting in the best interests of all its stockholders and the communities and clients that we serve. It is not our practice to comment publicly... Read More Relevant Media Coverage 04/28/2023 BLOOMBERG LAW First Foundation Has Board Deal With Driver, Ending Court Fight First Foundation Inc. agreed to end litigation over its board nomination deadline by letting stockholders vote on a director candidate put forward by a Driver Management Co. a!liate. Read More 04/28/2023 ORANGE COUNTY BUSINESS JOURNAL First Foundation Reaches Deal With Activist First Foundation Inc., a Dallas-based bank and wealth manager with significant operations in Irvine, said it has reached an agreement with activist investor Driver Management Company LLC to permit its nominee, Allison Ball, to run for the election on the board of directors. Read More 03/08/2023 BLOOMBERG LAW First Foundation Accused of Gamesmanship to Beat Board Fight An activist investor sued board members at First Foundation Inc., claiming they’ve fabricated a series of pretexts to block a vote on two dissident director nominees. Read More 03/08/2023 LAW360 Del. Suit Says Texas Bank Co. Harassed Board Nominees An activist investment fund has sued Texas bank holding company First Foundation Inc. in Delaware’s Court of Chancery, alleging harassment of its proposed nominees to the company’s board… Read More 03/03/2023 AMERICAN BANKER First Foundation row with Abbott Cooper moves closer to court Activist investor Abbott Cooper’s campaign to elect two allies to seats on Dallas-based First Foundation Inc.’s board of directors recently hit a snag when one of his candidates withdrew from consideration. Meanwhile, Cooper has hired an attorney to challenge First Foundation’s decision invalidating the remaining candidate’s nomination. In a letter Wednesday to First Foundation’s attorneys, Michael Swartz — Cooper’s lawyer — wrote that all the deficiencies in the application questionnaire candidate Allison Ball submitted last month were either mooted by the withdrawal of Cooper’s other candidate, Lila Flores, or addressed in subsequent communications to First Foundation. Read More 02/22/2023 AMERICAN BANKER Activist investor steps up campaign for seats on First Foundation’s board It has recently come to my attention that Christopher Naghibi, who was appointed as chief operating o!cer of First Foundation Bank (“FF Bank”) on December 6, 2022 and who previously served as chief credit o!cer FF Bank since October 2014, was appointed to the board of directors of Friendly Hills Bancorp (“FHLB”) on December 22, 2021 pursuant to the terms of Settlement Agreement between FHLB and Frank Kavanaugh, a shareholder of FHLB. 1 It appears that Mr. Naghibi served on the board of FHLB, as well as its banking subsidiary, Friendly Hills Bank, until September 6, 2022. Read More SEC Filings Click here for SEC Filings Definitive Proxy Statement Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

Privacy Notice Click here to download a printable .PDF version of our Privacy Notice. Click here to manage your privacy preferences. Find your Banker. View all bankers and advisors Let's talk... Please enter a Specialty and Location to view a banker/advisor near you. Investments & Wealth Enter Address, City, or Zip Code Deposit and loan products offered by First Foundation Bank, Member FDIC and Equal Housing Lender. NMLS #793235. Investment and Advisory Services provided by First Foundation Advisors, an SEC-Registered Investment Advisor. Trust Services and Insurance Services are offered through First Foundation Bank. First Foundation Insurance Services license number #0H38553. Investment, Insurance, Digital Assets, and Advisory Products and Services: Home ! Privacy Notice Go " ARE NOT FDIC INSURED ARE NOT BANK GUARANTEED MAY LOSE VALUE ARE NOT A DEPOSIT ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY 9am - 4pm Monday-Friday (4pm - 5pm by appointment) Find a location Client Support Privacy Resources Security Management FFIB Merger Information Hurricane Support 1-888-405-4332 # $ Terms of Use Important Disclosure Information CCPA Disclosure Privacy Notice If you are using a screen reader and are having problems using this website, please call (888) 698-7442 for assistance. 2023 First Foundation. All rights reserved. Our Mission Our Leadership News & Insights Community Careers Media Contact Us BRANCH HOURS % & ! GET HELP ABOUT US © FIND A LOCATION ABOUT US NEWS & INSIGHTS COMMUNITY INVESTOR RELATIONS Business Banking Personal Banking Private Wealth Management % 1-888-405-4332 Sign In By clicking “Accept All Cookies”, you agree to the storing of cookies on your device to enhance site navigation, analyze site usage, and assist in our marketing e"orts. Cookies Settings Accept All Cookies Privacy Notice Click here to download a printable .PDF version of our Privacy Notice. Click here to manage your privacy preferences. Find your Banker. View all bankers and advisors Let's talk... Please enter a Specialty and Location to view a banker/advisor near you. Investments & Wealth Enter Address, City, or Zip Code Deposit and loan products offered by First Foundation Bank, Member FDIC and Equal Housing Lender. NMLS #793235. Investment and Advisory Services provided by First Foundation Advisors, an SEC-Registered Investment Advisor. Trust Services and Insurance Services are offered through First Foundation Bank. First Foundation Insurance Services license number #0H38553. Investment, Insurance, Digital Assets, and Advisory Products and Services: Home ! Privacy Notice Go " ARE NOT FDIC INSURED ARE NOT BANK GUARANTEED MAY LOSE VALUE ARE NOT A DEPOSIT ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY 9am - 4pm Monday-Friday (4pm - 5pm by appointment) Find a location Client Support Privacy Resources Security Management FFIB Merger Information Hurricane Support 1-888-405-4332 # $ Terms of Use Important Disclosure Information CCPA Disclosure Privacy Notice If you are using a screen reader and are having problems using this website, please call (888) 698-7442 for assistance. 2023 First Foundation. All rights reserved. Our Mission Our Leadership News & Insights Community Careers Media Contact Us BRANCH HOURS % & ! GET HELP ABOUT US © FIND A LOCATION ABOUT US NEWS & INSIGHTS COMMUNITY INVESTOR RELATIONS Business Banking Personal Banking Private Wealth Management % 1-888-405-4332 Sign In By clicking “Accept All Cookies”, you agree to the storing of cookies on your device to enhance site navigation, analyze site usage, and assist in our marketing e"orts. Cookies Settings Accept All Cookies

Privacy Notice Click here to download a printable .PDF version of our Privacy Notice. Click here to manage your privacy preferences. Find your Banker. View all bankers and advisors Let's talk... Please enter a Specialty and Location to view a banker/advisor near you. Investments & Wealth Enter Address, City, or Zip Code Deposit and loan products offered by First Foundation Bank, Member FDIC and Equal Housing Lender. NMLS #793235. Investment and Advisory Services provided by First Foundation Advisors, an SEC-Registered Investment Advisor. Trust Services and Insurance Services are offered through First Foundation Bank. First Foundation Insurance Services license number #0H38553. Investment, Insurance, Digital Assets, and Advisory Products and Services: Home ! Privacy Notice Go " ARE NOT FDIC INSURED ARE NOT BANK GUARANTEED MAY LOSE VALUE ARE NOT A DEPOSIT ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY 9am - 4pm Monday-Friday (4pm - 5pm by appointment) Find a location Client Support Privacy Resources Security Management FFIB Merger Information Hurricane Support 1-888-405-4332 # $ Terms of Use Important Disclosure Information CCPA Disclosure Privacy Notice If you are using a screen reader and are having problems using this website, please call (888) 698-7442 for assistance. 2023 First Foundation. All rights reserved. Our Mission Our Leadership News & Insights Community Careers Media Contact Us BRANCH HOURS % & ! GET HELP ABOUT US © FIND A LOCATION ABOUT US NEWS & INSIGHTS COMMUNITY INVESTOR RELATIONS Business Banking Personal Banking Private Wealth Management % 1-888-405-4332 Sign In By clicking “Accept All Cookies”, you agree to the storing of cookies on your device to enhance site navigation, analyze site usage, and assist in our marketing e"orts. Cookies Settings Accept All Cookies Privacy Notice Click here to download a printable .PDF version of our Privacy Notice. Click here to manage your privacy preferences. Find your Banker. View all bankers and advisors Let's talk... Please enter a Specialty and Location to view a banker/advisor near you. Investments & Wealth Enter Address, City, or Zip Code Deposit and loan products offered by First Foundation Bank, Member FDIC and Equal Housing Lender. NMLS #793235. Investment and Advisory Services provided by First Foundation Advisors, an SEC-Registered Investment Advisor. Trust Services and Insurance Services are offered through First Foundation Bank. First Foundation Insurance Services license number #0H38553. Investment, Insurance, Digital Assets, and Advisory Products and Services: Home ! Privacy Notice Go " ARE NOT FDIC INSURED ARE NOT BANK GUARANTEED MAY LOSE VALUE ARE NOT A DEPOSIT ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY 9am - 4pm Monday-Friday (4pm - 5pm by appointment) Find a location Client Support Privacy Resources Security Management FFIB Merger Information Hurricane Support 1-888-405-4332 # $ Terms of Use Important Disclosure Information CCPA Disclosure Privacy Notice If you are using a screen reader and are having problems using this website, please call (888) 698-7442 for assistance. 2023 First Foundation. All rights reserved. Our Mission Our Leadership News & Insights Community Careers Media Contact Us BRANCH HOURS % & ! GET HELP ABOUT US © FIND A LOCATION ABOUT US NEWS & INSIGHTS COMMUNITY INVESTOR RELATIONS Business Banking Personal Banking Private Wealth Management % 1-888-405-4332 Sign In By clicking “Accept All Cookies”, you agree to the storing of cookies on your device to enhance site navigation, analyze site usage, and assist in our marketing e"orts. Cookies Settings Accept All Cookies

Disclaimer Forward-Looking Statements In addition to historical information, this website contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are those that predict or describe future events or trends or that do not relate solely to historical matters. However, our actual results and financial performance in the future will be a"ected by known and currently unknown risks, uncertainties and other factors that may cause our actual results or financial performance in the future to di"er materially from the results or financial performance that may be expressed, predicted or implied by such forward-looking statements. Such risks, uncertainties and other factors include, among others, those set forth in Item 1A Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2022 and risk factors identified in our subsequent Quarterly Reports on Form 10-Q and readers of this website are urged to read the cautionary statements contained in that section of that report. In some cases, you can identify forward-looking statements by words like “may,” “will,” “should,” “could,” “believes,” “intends,” “expects,” “anticipates,” “plans,” “estimates,” “predicts,” “potential,” “project” and “continue” and similar expressions. Readers of this website are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the respective dates on which such statements were made and which are subject to risks, uncertainties and other factors that could cause actual results and the timing of certain events to di"er materially from future results expressed or implied by such forward-looking statements. First Foundation Inc. expressly disclaims any intent or any obligation to release publicly any revisions or updates to any of the forward-looking statements contained on this website to reflect events or circumstances after the date of publication or the occurrence of currently unanticipated events or developments or to conform such forward-looking statements to actual results or to changes in its opinions or expectations, except as may be required by applicable law. Important Additional Information The Company, its directors and certain of its executive o#cers are participants in the solicitation of proxies from the Company’s stockholders in connection with its upcoming 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The Company has filed a definitive proxy statement and a BLUE proxy card with the SEC in connection with any such solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of the participants and their direct and indirect interests, by security holdings or otherwise is set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2023 Annual Meeting. Stockholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Company’s website at www."-inc.com. Contact General Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Investor Inquiries Shannon Wherry Director of Corporate Communications swherry@"-inc.com (469) 638-9642 Media Inquiries Val Mack FTI Consulting Val.Mack@fticonsulting.com (212) 841-9308 ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

On May 18, 2023, the Company made an update to the investor relations page of its website (https://investor.ff-inc.com) in connection with the Company's 2023 Annual Meeting of Stockholders. A copy of the updated webpage can be found below.

Forward-Looking Statements

The above materials include forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "outlook," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." The forward-looking statements in these materials are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in these materials and could cause us to make changes to our future plans.

Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and other documents we file with the SEC from time to time. We urge readers of these materials to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in these materials, which speak only as of today's date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in the above materials or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with its upcoming 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The Company has filed a definitive proxy statement and a BLUE universal proxy card with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of the participants and their direct and indirect interests, by security holdings or otherwise is set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2023 Annual Meeting. Stockholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Company’s website at www.ff-inc.com.